Document And Entity Information (USD $)	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011
Entity Registrant Name	NXP Semiconductors N.V.
Entity Central Index Key	0001413447
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	251,751,500
Entity Current Reporting Status	Yes
Entity Well-known Seasoned Issuer	Yes
Entity Public Float

Consolidated Statements Of Operations (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Operations [Abstract]
Revenue	$ 4,194	$ 4,402	$ 3,519
Cost of revenue	(2,288)	(2,579)	(2,621)
Gross profit	1,906	1,823	898
Research and development expenses	(635)	(568)	(764)
Selling expenses	(285)	(265)	(271)
General and administrative expenses:
Impairment of assets held for sale			(69)
Other general and administrative expenses	(633)	(701)	(712)
Other income (expense)	4	(16)	(13)
Operating income (loss)	357	273	(931)
Financial income (expense):
Extinguishment of debt	(32)	57	1,020
Other financial income (expense)	(225)	(685)	(338)
Income (loss) before income taxes	100	(355)	(249)
Benefit (provision) for income taxes	(21)	(24)	(10)
Results relating to equity-accounted investees	(77)	(86)	74
Income (loss) from continuing operations	2	(465)	(185)
Income (loss) from discontinued operations, net of tax	434	59	32
Net income (loss)	436	(406)	(153)
Attribution of net income (loss) for the period:
Net income (loss) attributable to stockholders	390	(456)	(167)
Net income (loss) attributable to non-controlling interests	46	50	14
Net income (loss)	$ 436	$ (406)	$ (153)
Earnings per share data:
Income (loss) from continuing operations	$ (0.17)	$ (2.25)	$ (0.93)
Income (loss) from discontinued operations	$ 1.74	$ 0.26	$ 0.15
Net income (loss)	$ 1.57	$ (1.99)	$ (0.78)
Weighted average number of shares of common stock outstanding during the year (in thousands)
Basic and diluted	248,812	229,280	215,252

Consolidated Statements Of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net income (loss)	$ 436	$ (406)	$ (153)
Recognition funded status pension benefit plan	9	(20)	19
Foreign currency translation adjustments	(222)	160	76
Reclassifications into income		(2)	(78)
Income tax on net current period changes	(2)	1	(4)
Other comprehensive income (loss)	(215)	139	13
Total comprehensive income (loss)	221	(267)	(140)
Attribution of comprehensive income (loss) for the period:
Income (loss) attributable to stockholders	175	(317)	(154)
Income (loss) attributable to non-controlling interests	46	50	14
Total comprehensive income (loss)	221	(267)	(140)
Currency Translation Differences [Member]
Foreign currency translation adjustments	(19)	160	76
Reclassifications into income	(2)	(2)	(72)
Net Investment Hedge [Member]
Foreign currency translation adjustments	$ (203)

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash and cash equivalents	$ 743	$ 898
Receivables:
Accounts receivable-net	441	396
Other receivables	38	42
Total receivables	479	438
Assets held for sale	39	48
Current assets of discontinued operations		110
Inventories	618	513
Other current assets	87	129
Total current assets	1,966	2,136
Non-current assets
Investments in equity-accounted investees	37	132
Other non-current financial assets	17	19
Non-current assets of discontinued operations		266
Other non-current assets	127	135
Property, plant and equipment:
At cost	2,065	2,139
Less accumulated depreciation	(1,002)	(975)
Total property, plant and equipment	1,063	1,164
Intangible assets excluding goodwill:
At cost	2,536	2,928
Less accumulated depreciation	(1,365)	(1,442)
Total intangible assets excluding goodwill	1,171	1,486
Goodwill	2,231	2,299
Total non-current assets	4,646	5,501
Total assets	6,612	7,637
Liabilities and equity
Accounts payable	455	593
Liabilities held for sale	21	21
Current liabilities of discontinued operations		60
Accrued liabilities	332	461
Short-term provisions	130	95
Other current liabilities	59	95
Short-term debt	52	423
Total current liabilities	1,049	1,748
Non-current liabilities
Long-term debt	3,747	4,128
Long-term provisions	347	415
Non-current liabilities of discontinued operations		20
Other non-current liabilities	112	107
Total non-current liabilities	4,206	4,670
Contractual obligations and contingent liabilities
Equity
Non-controlling interests	212	233
Stockholders' equity:
Common stock, par value 0.20 per share: Authorized: 430,503,000 shares (2010: 430,503,000 shares) Issued and fully paid: 251,751,500 shares (2010: 250,751,500 shares)	51	51
Capital in excess of par value	6,047	6,006
Treasury shares, at cost 3,915,144 shares (2010: nil)	(57)
Accumulated deficit	(5,219)	(5,609)
Accumulated other comprehensive income (loss)	323	538
Total Stockholders' equity	1,145	986
Total equity	1,357	1,219
Total liabilities and equity	$ 6,612	$ 7,637

Consolidated Balance Sheets (Parenthetical) (EUR €)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Common stock, par value	€ 0.2	€ 0.2
Common stock, Authorized shares	430,503,000	430,503,000
Common stock, Issued and fully paid	251,751,500	250,751,500
Treasury shares, shares	3,915,144

Consolidated Statements Of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ 436	$ (406)	$ (153)
(Income) loss from discontinued operations, net of tax	(434)	(59)	(32)
Income (loss) from continuing operations	2	(465)	(185)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	591	684	818
Impairment assets held for sale			69
Net (gain) loss on sale of assets	10	21	(58)
(Gain) loss on extinguishment of debt	32	(57)	(1,045)
Results relating to equity-accounted investees	77	86
Changes in operating assets and liabilities:
(Increase) decrease in receivables and other current assets	(32)	109	(66)
(Increase) decrease in inventories	(104)	8	31
Increase (decrease) in accounts payable, accrued and other liabilities	(266)	(117)	(194)
Decrease (increase) in other non-current assets	51	(157)	105
Increase (decrease) in provisions	(107)	(120)	(178)
Exchange differences	(128)	353	(39)
Other items	49	16	41
Net cash provided by (used for) operating activities	175	361	(701)
Cash flows from investing activities:
Purchase of intangible assets	(10)	(7)	(8)
Capital expenditures on property, plant and equipment	(221)	(258)	(92)
Proceeds from disposals of property, plant and equipment	15	31	21
Proceeds from disposals of assets held for sale	11	8
Proceeds from the sale of securities			20
Purchase of other non-current financial assets	(1)	(2)	(2)
Proceeds from the sale of other non-current financial assets	4	27	1
Purchase of interests in businesses		(8)
Proceeds from (consideration related to) sale of interests in businesses		(60)	123
Net cash provided by (used for) investing activities	(202)	(269)	63
Cash flows from financing activities:
Net (repayments) borrowings of short-term debt	17	8	7
Amounts drawn under the revolving credit facility	200		400
Repayments under the revolving credit facility	(600)	(200)	(200)
Repurchase of long-term debt	(1,997)	(1,383)	(286)
Net proceeds from the issuance of long-term debt	1,578	974
Principal payments on long-term debt	(10)	(2)	(1)
Dividends paid to non-controlling interests	(67)	(2)	(29)
Net proceeds from the issuance of common stock		448
Cash proceeds from exercise of stock options	10
Purchase of treasury shares	(57)
Net cash provided by (used for) financing activities	(926)	(157)	(109)
Net cash provided by (used for) continuing operations	(953)	(65)	(747)
Cash flows from discontinued operations:
Net cash provided by (used for) operating activities	20	10	(15)
Net cash provided by (used for) investing activities	791	(17)	15
Net cash provided by (used for) financing activities	(2)	2
Net cash provided by (used for) discontinued operations	809	(5)
Net cash provided by (used for) continuing and discontinued operations	(144)	(70)	(747)
Effect of changes in exchange rates on cash positions	(21)	(63)	(8)
Increase (decrease) in cash and cash equivalents	(165)	(133)	(755)
Cash and cash equivalents at beginning of period	908	1,041	1,796
Cash and cash equivalents at end of period	743	908	1,041
Less: cash and cash equivalents at end of period-discontinued operations		10	15
Cash and cash equivalents at end of period-continuing operations	743	898	1,026
Supplemental disclosures to the consolidated statements of cash flows
Interest	301	278	391
Income taxes	25	19	50
Net gain (loss) on sale of assets:
Cash proceeds from the sale of assets	30	6	165
Book value of these assets	(40)	(142)	(159)
Non-cash gains (losses)		115	52
Net (gain) loss on sale of assets	(10)	(21)	58
Other items:
Share-based compensation	31	12	28
Value adjustments/impairment financial assets		(4)
Non-cash tax expense against other intangibles			5
Non-cash interest cost due to applying effective interest method	18	15	8
Others		(7)
Total other non-cash elements in income	49	16	41
Trident Shares [Member]
Non-cash investing information:
Assets received in lieu of cash from the sale of businesses		177
Virage Logic Shares/Options [Member]
Non-cash investing information:
Assets received in lieu of cash from the sale of businesses			15
Others [Member]
Non-cash investing information:
Assets received in lieu of cash from the sale of businesses			$ 5

Consolidated Statements Of Changes In Equity (USD $) In Millions, except Share data in Thousands, unless otherwise specified	Common Stock [Member]	Capital In Excess Of Par Value [Member]	Treasury Shares At Cost [Member]	Accumulated Deficit [Member]	Net Investment Hedge [Member]	Currency Translation Differences [Member]	Unrealized Gain (Loss) On Available-For-Sale Securities [Member]	Unrecognized Net Periodic Pension Cost [Member]	Total Accumulated Other Comprehensive [Member]	Total Stockholders' Equity [Member]	Non-Controlling Interests [Member]	Total
Balance at Dec. 31, 2008	$ 42	$ 5,527		$ (4,986)		$ 363	$ 6	$ 17	$ 386	$ 969	$ 213	$ 1,182
Balance, shares at Dec. 31, 2008	215,252
Net income (loss)				(167)						(167)	14	(153)
Components of other comprehensive income:
Recognition of funded status pension benefit plan								19	19	19		19
Foreign currency translation adjustments						76			76	76		76
Reclassifications into income						(72)	(6)		(78)	(78)		(78)
Income tax on current period changes								(4)	(4)	(4)		(4)
Share-based compensation plans		28								28		28
Dividends paid to non-controlling interests											(29)	(29)
Balance at Dec. 31, 2009	42	5,555		(5,153)		367		32	399	843	198	1,041
Balance, shares at Dec. 31, 2009	215,252
Net income (loss)				(456)						(456)	50	(406)
Components of other comprehensive income:
Recognition of funded status pension benefit plan								(20)	(20)	(20)		(20)
Foreign currency translation adjustments						160			160	160		160
Reclassifications into income						(2)			(2)	(2)		(2)
Income tax on current period changes								1	1	1		1
Share-based compensation plans		12								12		12
Net proceeds from the issuance of common stock (IPO)	9	439								448		448
Net proceeds from the issuance of common stock (IPO), shares	34,000
Issuance of additional shares	1,500
Dividends paid to non-controlling interests											(2)	(2)
Changes in participations											(13)	(13)
Balance at Dec. 31, 2010	51	6,006		(5,609)		525		13	538	986	233	1,219
Balance, shares at Dec. 31, 2010	250,752
Net income (loss)				390						390	46	436
Components of other comprehensive income:
Recognition of funded status pension benefit plan								9	9	9		9
Foreign currency translation adjustments					(203)	(19)			(222)	(222)		(222)
Reclassifications into income						(2)		2
Income tax on current period changes								(2)	(2)	(2)		(2)
Share-based compensation plans		31								31		31
Issuance of additional shares	1,000
Treasury shares			(57)							(57)		(57)
Treasury shares, shares	(5,689)
Shares issued pursuant to stock awards		10								10		10
Shares issued pursuant to stock awards, shares	1,774
Dividends paid to non-controlling interests											(67)	(67)
Balance at Dec. 31, 2011	$ 51	$ 6,047	$ (57)	$ (5,219)	$ (203)	$ 504		$ 22	$ 323	$ 1,145	$ 212	$ 1,357
Balance, shares at Dec. 31, 2011	247,837

Introduction	12 Months Ended
Dec. 31, 2011
Introduction [Abstract]
Introduction

1 Introduction

The consolidated financial statements include the accounts of NXP Semiconductors N.V. and its consolidated subsidiaries, including NXP B.V.

Treasury shares

In connection with the Company's share repurchase programs, announced on July 29 and August 17, 2011, shares which have been repurchased and are held in treasury for delivery upon exercise of options and under restricted share programs, are accounted for as a reduction of stockholders' equity. As at December 31, 2011, 3,915,144 shares were held in treasury under this program.

Reverse stock split

In connection with the IPO, the Company amended its Articles of Association on August 2, 2010 in order to effect a 1-for-20 reverse stock split of its shares of common stock. As a consequence, the number of shares outstanding on August 2, 2010 (4,305,030,000 shares) has been adjusted to 215,251,500 shares retrospectively to reflect the reverse stock-split in all periods presented. Basic and diluted weighted average shares outstanding and earnings per share have been adjusted retrospectively to reflect the reverse stock split in all periods presented. Also, the exercise price and the number of shares of common stock issuable under the Company's share based compensation plans were proportionately adjusted retrospectively to reflect the reverse stock split. In addition, authorized and issued share capital has been adjusted retrospectively to reflect the reverse stock split.

Conversion

In addition to the reverse stock split, the Company has also amended its Articles of Association in order to convert a certain percentage of previously authorized common stock to preferred stock. Including the shares issued upon the public offering in August 2010 and the subsequent issuance of shares of common stock under equity incentive plans in November 2010 and 2011, the stock capital of the Company as of December 31, 2011 consists of 1,076,257,500 authorized shares, including 430,503,000 authorized shares of common stock (of which 251,751,500 are issued and outstanding), as well as 645,754,500 authorized but unissued shares of preferred stock.

Accounting policies

The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States (U.S. GAAP). Historical cost is used as the measurement basis unless otherwise indicated.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Segment reporting

In compliance with ASC Topic 280 "Segment Reporting", the Company is structured in two market-oriented business segments: High Performance Mixed Signal and Standard Products, and one other reportable segment, Manufacturing Operations. Corporate and Other represents the remaining portion to reconcile to the consolidated financial statements along with the Divested Home activities.

Reclassifications

Certain items previously reported under specific financial statement captions have been reclassified to conform to the current period presentation. Reference is made to dividends paid to non-controlling interests, in prior periods in the cash flow statement, which have been reclassified from operating activities to financing activities to align with the guidance provided by ASC Topic 810 that classifies non-controlling interests within equity.

Significant Accounting Policies And New Standards After 2011	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies And New Standards After 2011 [Abstract]
Significant Accounting Policies And New Standards After 2011

2 Significant accounting policies and new standards after 2011

Principles for consolidated financial statements

The consolidated financial statements include the accounts of the Company together with its consolidated subsidiaries and all entities in which the Company holds a direct or indirect controlling interest, in such a way that the Company would have the power to direct the activities of the entity that most significantly impact the entity's economic performance and the obligation to absorb the losses or the right to receive benefits of the entity that could be potentially significant to the Company.

All intercompany balances and transactions have been eliminated in the consolidated financial statements. Net income (loss) includes the portion of the earnings of subsidiaries applicable to non-controlling interests. The income (loss) and equity attributable to non-controlling interests are disclosed separately in the consolidated statements of operations and in the consolidated balance sheets under non-controlling interests.

Business combinations are accounted for using the acquisition method. Under the acquisition method, the identifiable assets acquired, liabilities assumed and any non-controlling interest in the acquiree are recognized as at the acquisition date, which is the date on which control is transferred to the Company. Control is the power to govern the financial and operating policies of an entity so as to obtain benefits from its activities.

For acquisitions on or after January 1, 2010, the Company measures goodwill at the acquisition date as:

•	The fair value of the consideration transferred; plus

•	The recognized amount of any non-controlling interest in the acquiree; plus if the business combination is achieved in stages, the fair value of the existing equity interest in the acquiree; less

•	The net recognized amount (generally fair value) of the identifiable assets acquired and liabilities assumed

Costs related to the acquisition, other than those associated with the issue of debt or equity securities, that the Company incurs in connection with a business combination are expensed as incurred.

Any contingent consideration payable is recognized at fair value at the acquisition date. The contingent consideration is remeasured at fair value and changes in the fair value of the contingent consideration are recognized in the statement of operations.

Fair value measurements

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•	Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly.

•

Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

Investments in equity-accounted investees

Investments in companies in which the Company does not have the ability to directly or indirectly control the financial and operating decisions, but does possess the ability to exert significant influence, are accounted for using the equity method. Generally, in the absence of demonstrable proof of significant influence, it is presumed to exist if at least 20% of the voting stock is owned. The Company's share of the net income of these companies is included in results relating to equity-accounted investees in the consolidated statements of operations.

The Company recognizes an impairment loss when an other-than-temporary decline in the value of an investment occurs.

When its share of losses exceeds the carrying amount of an investment accounted for by the equity method, the carrying amount of that investment is reduced to zero and recognition of further losses is discontinued unless the Company has guaranteed obligations of the investee or is otherwise committed to provide further financial support for the investee. Investments in equity-accounted investees include loans from the Company to these investees.

Accounting for capital transactions of a subsidiary or an equity-accounted investee

In accordance with ASC 810 "Consolidation" the Company recognizes dilution gains or losses related to changes in ownership of consolidated entities directly in equity. In case of loss of control of the subsidiary following such transaction the dilution gain or loss is recognized in the consolidated statement of operations. In accordance with ASC 323 "Investments—Equity Method and Joint Ventures", any dilution gain or loss related to entities in which the Company has a non-controlling interest is recognized in the statement of operations.

Dilution gains or losses are presented in the consolidated statement of operations in the line item other income and expense upon loss of control of subsidiaries. Dilution gains and losses related to equity-accounted investees are presented in the line item results relating to equity-accounted investees.

Loss of control

Upon the loss of control, the Company derecognizes the assets and liabilities of the subsidiary, any non-controlling interest and the other components of equity related to the subsidiary. If the Company retains a non-controlling interest in the entity, such interest is measured at fair value at the date that control is lost. Subsequently, the non-controlling interest is accounted for as an equity-accounted investee or as an available-for-sale financial asset, depending on the level of influence retained by NXP.

Foreign currencies

The Company uses the U.S. dollar as its reporting currency. The functional currency of the Holding company is the euro. For consolidation purposes, the financial statements of the entities within the Company with a functional currency other than the U.S. dollar, are translated into U.S. dollars. Assets and liabilities are translated using the exchange rates on the applicable balance sheet dates. Income and expense items in the statements of operations, statements of comprehensive income and statements of cash flows are translated at monthly exchange rates in the periods involved.

The effects of translating the financial position and results of operations from functional currencies are recognized in other comprehensive income and presented as a separate component of accumulated other comprehensive income (loss) within stockholder's equity. However, if the operation is a non-wholly owned subsidiary, then the relevant proportionate share of the translation difference is recorded under non-controlling interests. When the Company's ownership in a foreign operation is disposed of such that control, significant influence or joint control is lost, the related cumulative translation adjustments are recognized as income or expense as part of the gain or loss on the disposal. However, when the Company disposes only a part of its ownership interest in a foreign subsidiary while retaining control, the relevant proportion of the cumulative translation adjustments is reattributed to non-controlling interests. When the Company disposes of only part of its investment in a foreign equity-accounted investee, while retaining significant influence or joint control, the relevant proportion of the cumulative translation adjustments is recognized as income or expense as part of the gain or loss on the disposal. However, translation results from the Company's functional currency (euro) into the Company's reporting currency (U.S. dollar) will not be recycled to the statement of operations as long as there is the assumption that the proceeds from the sale will be reinvested.

The following table sets out the exchange rates for euros into U.S. dollars applicable for translation of NXP's financial statements for the periods specified.

	$ 1 per €
	period end	average1)	high	low
2009	1.4402	1.3978	1.2683	1.4916
2010	1.3370	1.3326	1.2183	1.4402
2011	1.2938	1.3908	1.2938	1.4531

(1)	The average rates are the average rates based on monthly quotations.

The functional currency of foreign entities is generally the local currency, unless the primary economic environment requires the use of another currency. When foreign entities conduct their business in economies considered to be highly inflationary, they record transactions in the Company's reporting currency instead of their local currency. Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions or valuation where items are remeasured. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the statement of operations, except when the foreign exchange exposure is part of a qualifying cash flow or net investment hedge accounting relationship, in which case the related foreign exchange gains and losses are recognized directly in other comprehensive income and presented as a separate component of accumulated other comprehensive income (loss) within stockholders' equity. Currency gains and losses on intercompany loans that have the nature of a permanent investment are recognized as translation differences in other comprehensive income and are presented as a separate component of accumulated other comprehensive income (loss) within equity.

Derivative financial instruments including hedge accounting

The Company uses derivative financial instruments principally in the management of its foreign currency risks.

The Company measures all derivative financial instruments based on fair values derived from market prices of the instruments or from option pricing models, as appropriate, and records these as assets or liabilities in the balance sheet. Changes in the fair values are immediately recognized in the statement of operations unless cash flow hedge accounting is applied.

Changes in the fair value of a derivative that is highly effective and designated and qualifies as a cash flow hedge are recorded in accumulated other comprehensive income (loss), until earnings are affected by the variability in cash flows of the designated hedged item. The application of cash flow hedge accounting for foreign currency risks is limited to transactions that represent a substantial currency risk that could materially affect the financial position of the Company. Consequently, the application of cash flow hedge accounting seldom occurs.

Foreign currency gains or losses arising from the translation of a financial liability designated as a hedge of a net investment in a foreign operation are recognized directly in other comprehensive income, to the extent that the hedge is effective, and are presented as a separate component of accumulated other comprehensive income (loss) within stockholders equity.

To the extent that a hedge is ineffective, the ineffective portion of the fair value change is recognized in the consolidated statement of operations. When the hedged net investment is disposed of, the corresponding amount in the accumulated other comprehensive income is transferred to the statement of operations as part of the profit or loss on disposal.

On initial designation of the hedge relationship between the hedging instrument and hedged item, the Company documents this relationship, including the risk management objectives and strategy in undertaking the hedge transaction and the hedged risk, together with the methods that will be used to assess the effectiveness of the hedging relationship. The Company makes an assessment, both at the inception of the hedge relationship as well as on an ongoing basis, of whether the hedging instruments are expected to be "highly effective" in offsetting the changes in the fair value or cash flows of the respective hedged items attributable to the hedged risk, and whether the actual results of each hedge are within a range of 80-125 percent.

When cash flow hedge accounting is discontinued because it is probable that a forecasted transaction will not occur within a period of two months from the originally forecasted transaction date, the Company continues to carry the derivative on the consolidated balance sheets at its fair value, and gains and losses that were accumulated in other comprehensive income are recognized immediately in earnings. In situations in which hedge accounting is discontinued, the Company continues to carry the derivative at its fair value on the consolidated balance sheets, and recognizes any changes in its fair value in earnings.

Cash and cash equivalents

Cash and cash equivalents include all cash balances and short-term highly liquid investments with a maturity of three months or less at acquisition that are readily convertible into known amounts of cash. It also includes cash balances that cannot be freely repatriated. Cash and cash equivalents are stated at face value which approximates fair value.

Receivables

Receivables are carried at amortized cost, net of allowances for doubtful accounts and net of rebates and other contingent discounts granted to distributors. As soon as trade accounts receivable can no longer be collected in the normal way and are expected to result in a loss, they are designated as doubtful trade accounts receivable and valued at the expected collectible amounts. They are written off when they are deemed to be uncollectible because of bankruptcy or other forms of receivership of the debtors.

The allowance for doubtful trade accounts receivable takes into account objective evidence about credit-risk concentration, collective debt risk based on average historical losses, and specific circumstances such as serious adverse economic conditions in a specific country or region.

Inventories

Inventories are stated at the lower of cost or market, less advance payments on work in progress. The cost of inventories comprises all costs of purchase, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. The costs of conversion of inventories include direct labor and fixed and variable production overheads, taking into account the stage of completion. The cost of inventories is determined using the first-in, first-out (FIFO) method. An allowance is made for the estimated losses due to obsolescence. This allowance is determined for groups of products based on purchases in the recent past and/or expected future demand and market conditions. Abnormal amounts of idle facility expense and waste are not capitalized in inventory. The allocation of fixed production overheads to the inventory cost is based on the normal capacity of the production facilities.

Other non-current financial assets

Other non-current financial assets include restricted liquid assets and guarantee deposits that are stated at face value which approximates fair value

Impairments of financial assets

A financial asset is considered to be impaired if objective evidence indicates that one or more events have had a negative effect on the estimated future cash flows of that asset. Any impairment loss is charged to the statement of operations.

Property, plant and equipment

Property, plant and equipment are stated at cost, less accumulated depreciation and impairment losses. Assets constructed by the Company include direct costs, overheads and interest charges incurred during the construction period. Government investment grants are deducted from the cost of the related asset. Depreciation is calculated using the straight-line method over the expected economic life of the asset. Depreciation of special tooling is also based on the straight-line method unless a depreciation method other than the straight-line method better represents the consumption pattern. Gains and losses on the sale of property, plant and equipment are included in other income and expense. Costs related to repair and maintenance activities are expensed in the period in which they are incurred. Plant and equipment under capital leases are initially recorded at the lower of the fair value of the leased property or the present value of minimum lease payments. These assets and leasehold improvements are amortized using the straight-line method over the shorter of the lease term or the estimated useful life of the asset.

The Company recognizes the fair value of an asset retirement obligation in the period in which it is incurred based on discounted projected cash flows in the absence of other observable inputs such as quoted prices, while an equal amount is capitalized as part of the carrying amount of the long-lived asset and subsequently depreciated over the estimated useful life of the asset.

Leases

The Company leases various office space and equipment. Leases in which a significant portion of the risks and rewards of ownership are retained by the lessor are classified as operating leases. Payments made under operating leases are recognized in the statement of operations on a straight-line basis over the term of the lease.

Leases in which the Company has substantially all the risk and rewards of ownership are classified as finance leases. Finance leases are capitalized at the lease's commencement at the lower of the fair value of the leased property or the present value of the minimum lease payments.

Each lease payment is allocated between the liability and finance charges. The interest element of the finance cost is charged to the statement of operations over the lease period so as to achieve a constant periodic rate of interest on the remaining balance of the lease obligation for each period. The lease obligations are included in other current and other non-current liabilities. The property, plant and equipment acquired under finance leases are depreciated using the straight-line method over the shorter of the estimated useful life of the assets or the lease term.

Goodwill

The Company accounts for goodwill in accordance with the provisions of ASC 350 " Intangibles —Goodwill and Other". Accordingly, goodwill is not amortized but tested for impairment annually in the fourth quarter or more frequently if events and circumstances indicate that goodwill may be impaired.

An impairment loss is recognized to the extent that the carrying amount of goodwill exceeds the asset's implied fair value. This determination is made at the business operating segment level, which is for the Company the reporting unit level in accordance with ASC 350, and consists of two steps. First, the Company determines the carrying value of each reporting unit by assigning the assets and liabilities, including the goodwill and intangible assets, to the reporting units. Furthermore, the Company determines the fair value of each reporting unit and compares it to the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds the fair value of the reporting unit, the Company performs the second step of the impairment test. In the second step, the Company compares the implied fair value of the reporting unit's goodwill with the carrying amount of the reporting unit's goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit to all of the assets (recognized and unrecognized) and liabilities of the reporting unit in a manner similar to acquisition accounting in a business combination. The residual fair value after this allocation is the implied fair value of the reporting unit's goodwill. The Company generally determines the fair value of the reporting units based on discounted projected cash flows in the absence of other observable inputs such as quoted prices.

Intangible assets

Intangible assets (other than goodwill) with definitive lives arising from acquisitions are amortized using the straight-line method over their estimated useful lives. Remaining useful lives are evaluated every year to determine whether events and circumstances warrant a revision to the remaining period of amortization. The Company considers renewal and extension options in determining the useful life. However, based on experience the Company concluded that these assets have no extension or renewal possibilities. In-process research and development ("IPR&D") projects acquired as part of a business combination with no alternative use are capitalized and indefinitely lived until completion or abandonment of the associated R&D efforts in accordance with ASC 350 "Intangibles—Goodwill and Other". Upon completion of each project, IPR&D assets are amortized over their estimated useful lives. During development IPR&D, assets are not amortized but tested annually for impairment. There are currently no intangible assets with indefinite lives. Patents, trademarks and other intangible assets acquired from third parties are capitalized at cost and amortized over their estimated remaining useful lives.

Certain costs relating to the development and purchase of software for internal use are capitalized and subsequently amortized over the estimated useful life of the software in conformity with ASC 350.

Impairment or disposal of intangible assets other than goodwill and tangible fixed assets

The Company accounts for intangible assets other than goodwill and tangible fixed assets in accordance with the provisions of ASC 360 "Property, Plant and Equipment". Long-lived assets other than goodwill are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset with future undiscounted net cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future undiscounted cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. The Company determines the fair value based on discounted projected cash flows. The review for impairment is carried out at the level where discrete cash flows occur that are largely independent of other cash flows in the absence of other observable inputs such as quoted prices. For the Manufacturing Operations segment, the review of impairment of long-lived assets is carried out on a Company-wide basis, as Manufacturing Operations is the shared manufacturing base for the other business segments with, for this purpose, no discrete cash flows that are largely independent of other cash flows. Assets held for sale are reported at the lower of the carrying amount or fair value, less cost to sell.

Non-current assets held for sale and disposal groups

Non-current assets and disposal groups are classified as held for sale if their carrying amount will be recovered through a sale transaction rather than through continuing use. For this to be the case the asset (or disposal group) must be available for immediate sale in its present condition and the sale must be highly probable.

Non-current assets (or disposal groups) classified as held for sale are measured at the lower of the asset's carrying amount and the fair value less costs to sell. The Company determines the fair value based on discounted projected cash flows in the absence of other observable inputs such as quoted prices. Depreciation or amortization of an asset ceases when it is classified as held for sale, or included within a disposal group that is classified as held for sale.

Discontinued operations

A discontinued operation is a component of the Company that either has been disposed of, or that is classified as held for sale, and: (i) represents a separate major line of business or geographical area of operations that can be clearly distinguished from the rest of the Company in terms of operations and cash flows or (ii) is part of a single coordinated plan to dispose of a separate major line of business or geographical area of operations. Generally, a major line of business is a segment or business unit. Discontinued operations are carried at the lower of carrying amount or fair value less cost to sell. The Company determines the fair value based on discounted projected cash flows in the absence of other observable inputs such as quoted prices. Results from discontinued operations until the date of disposal are presented separately as a single amount in the consolidated statements of operations together with any gain or loss from disposal. Results from discontinued operations are reclassified for all periods presented and reflected as income (loss) from discontinued operations, net of tax, within the consolidated statements of operations.

Research and development

Costs of research and development are expensed in the period in which they are incurred, except for in-process research and development assets acquired in business combinations, which are capitalized and, after completion, are amortized over their estimated useful lives.

Advertising

Advertising costs are expensed when incurred.

Provisions and accruals

The Company recognizes provisions for liabilities and probable losses that have been incurred as of the consolidated balance sheet dates and for which the amount is uncertain but can be reasonably estimated.

Provisions of a long-term nature are stated at present value when the amount and timing of related cash payments are fixed or reliably determinable unless discounting is prohibited under U.S. GAAP. Short-term provisions are stated at undiscounted values.

The Company accrues for losses associated with environmental obligations when such losses are probable and reasonably estimable. Measurement of liabilities is based on current legal requirements and existing technology. Liabilities and virtually certain insurance recoveries, if any, are recorded separately. The carrying amount of liabilities is regularly reviewed and adjusted for new facts or changes in law or technology.

Restructuring

The provision for restructuring relates to the estimated costs of initiated reorganizations that have been approved by Management, and which involve the realignment of certain parts of the industrial and commercial organization.

When such reorganizations require discontinuance and/or closure of lines of activities, the anticipated costs of closure or discontinuance are included in restructuring provisions only when the liability is incurred in accordance with ASC 420 "Exit or Disposal Cost Obligations". The liability is initially measured at fair value. The Company determines the fair value based on discounted projected cash flows in the absence of other observable inputs such as quoted prices.

One-time employee termination benefits are recognized, in accordance with ASC 420, ratably over the future service period when those employees are required to render services to the Company, if that period exceeds 60 days or a longer legal notification period.

However, generally, employee termination benefits are covered by a contract or an ongoing benefit arrangement and are recognized in accordance with ASC 712 "Compensation—Nonretirement Postemployment Benefits" when it is probable that the employees will be entitled to the benefits and the amounts can be reasonably estimated.

Guarantees

The Company complies with ASC 460 "Guarantees". The Company recognizes, at the inception of a guarantee, a liability at the fair value of the obligation incurred, for guarantees within the scope of the recognition criteria. The Company determines the fair value based on either quoted prices for similar guarantees or discounted projected cash flows, whichever is available.

Debt and other liabilities

Debt and other liabilities, other than provisions, are stated at amortized cost. Debt issue costs are not expensed immediately but are reported as deferred charges and subsequently amortized over the term of the debt using the effective interest rate method. Unless the exchange would meet the criteria for troubled debt restructuring, debt that has been exchanged for other debt is initially measured at fair value in accordance with the provisions of ASC 470 "Debt". Any gain or loss resulting from the exchange and adjusted for the unamortized portion of debt issue costs for the exchanged debt is immediately recognized and recorded within financial income (expense). The Company determines the fair value based on quoted prices for the instruments or quoted prices for similar instruments. In the rare cases that such observable inputs are not available the Company determines the fair value based on discounted projected cash flows.

Loans that are hedged under a fair value hedge are remeasured for the changes in the fair value that are attributable to the risk that is being hedged.

Segment reporting

An operating segment is a component of the Company that engages in business activities from which it may earn revenue and incur expenses, including revenue and expenses that relate to transactions with any of the other components of the Company. All operating segments' operating results are reviewed regularly by the Chief Operating Decision Maker (CODM) to make decisions about resources to be allocated to the segment and to assess its performance and for which discrete financial information is available.

Segment results that are reported to the CODM include items directly attributable to a segment as well as those that can be allocated on a reasonable basis. Unallocated items comprise mainly corporate assets, head office expenses and deferred income tax assets and liabilities.

In compliance with ASC 280 "Segment Reporting", NXP's reportable operating segments comprise High Performance Mixed Signal, Standard Products, and Manufacturing Operations.

Earnings per share

Basic earnings per share attributable to stockholders is calculated by dividing net income or loss attributable to stockholders of the Company by the weighted average number of common shares outstanding during the period, adjusted for treasury shares held.

Diluted earnings per share attributable to stockholders is determined by dividing net income or loss attributable to stockholders of the Company by the weighted average number of common shares outstanding, adjusted for treasury shares held, for the effects of all potentially dilutive common shares, which comprise share options and equity rights granted to employees.

Revenue recognition

The Company's revenue is primarily derived from made-to-order sales to Original Equipment Manufacturers ("OEMs") and similar customers. The Company's revenue is also derived from sales to distributors.

The Company applies the guidance in SEC Staff Accounting Bulletin (SAB) Topic 13 'Revenue Recognition' and recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or the service has been provided, the sales price is fixed or determinable, and collection is reasonably assured, based on the terms and conditions of the sales contract. For made-to-order sales, these criteria are met at the time the product is shipped and delivered to the customer and title and risk have passed to the customer. Examples of delivery conditions typically meeting these criteria are 'Free on board point of delivery' and 'Costs, insurance paid point of delivery'. Generally, the point of delivery is the customer's warehouse. Acceptance of the product by the customer is generally not contractually required, since, for made-to-order customers, design approval occurs before manufacturing and subsequently delivery follows without further acceptance protocols. Payment terms used are those that are customary in the particular geographic market. When management has established that all aforementioned conditions for revenue recognition have been met and no further post-shipment obligations exist, revenue is recognized.

For sales to distributors, the same recognition principles apply and similar terms and conditions as for sales to other customers are applied. However, for some distributors contractual arrangements are in place, which allow these distributors to return products if certain conditions are met. These conditions generally relate to the time period during which return is allowed and reflect customary conditions in the particular geographic market. Other return conditions relate to circumstances arising at the end of a product life cycle, when certain distributors are permitted to return products purchased during a pre-defined period after the Company has announced a product's pending discontinuance. Long notice periods associated with these announcements prevent significant amounts of product from being returned, however. Repurchase agreements with OEMs or distributors are not entered into by the Company.

For sales where return rights exist, the Company has determined, based on historical data, that only a very small percentage of the sales to this type of distributors is actually returned. In accordance with these historical data, a pro rata portion of the sales to these distributors is not recognized but deferred until the return period has lapsed or the other return conditions no longer apply.

Revenue is recorded net of sales taxes, customer discounts, rebates and other contingent discounts granted to distributors. Shipping and handling costs billed to customers are recognized as revenue. Expenses incurred for shipping and handling costs of internal movements of goods are recorded as cost of revenue. Shipping and handling costs related to revenue to third parties are reported as selling expenses.

Royalty income, which is generally earned based upon a percentage of revenue or a fixed amount per product sold, is recognized on an accrual basis. Royalty income, other license income or other income related to R&D arrangements and that is received in the form of non-refundable upfront payments is recognized as revenue pro rata over the term of the contract unless a separate earnings process has been completed. Income from the sale of patents is also reported as revenue. The carrying value of the sold patents is reported as cost of sales. Government grants, other than those relating to purchases of assets, are recognized as income as qualified expenditures are made. Software revenue is recognized in accordance with ASC 985 "Software Revenue Recognition" when the 4 criteria of SAB Topic 13 are met.

Income from the sale of tangible fixed assets is reported as other income. The carrying value of these sold assets is reported as other expense at the time of the sale.

Financial income and expense

Financial income comprises interest income on funds invested and the net gain on the disposal of available-for-sale securities and other financial assets.

Financial expense comprise interest expense on borrowings, accretion of the discount on provisions and contingent consideration, losses on disposal of available-for-sale financial assets, impairment losses recognized on financial assets (other than trade receivables) and losses on hedging instruments recognized in the statement of operations.

Borrowing costs that are not directly attributable to the acquisition, construction or production of property, plant and equipment are recognized in the statement of operations using the effective interest method.

Foreign currency gains and losses, not related to accounts receivable, accounts payable and intercompany current accounts, are reported on a net basis as either financial income or financial expense in the statement of operations depending on whether foreign currency movements are in a net gain or net loss position. Foreign currency gains and losses on accounts receivable, accounts payable and intercompany current accounts that are not hedged in a net investment hedge are reported under cost of revenue in the statement of operations.

Income taxes

Income taxes in the consolidated financial statements are accounted for using the asset and liability method. Income tax is recognized in the statement of operations except to the extent that it relates to an item that is initially recognized directly within equity, including other comprehensive income (loss), in which case the related tax effect is also recognized there.

Current tax is the expected tax payable on the taxable income for the year, using the tax rates enacted at the balance sheet date, and any adjustment to tax payable in respect of previous years. Income tax payable includes amounts payable to tax authorities. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax basis of assets and liabilities and their reported amounts. Measurement of deferred tax assets and liabilities is based upon the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statements of operations in the period that includes the enactment date of the change. Deferred tax assets, including assets arising from loss carryforwards, are recognized, net of a valuation allowance, if it is more likely than not that the asset or a portion thereof will be realized. Deferred tax assets and liabilities are not discounted. Deferred tax liabilities for withholding taxes are recognized for subsidiaries in situations where the income is to be paid out as dividends in the foreseeable future, to the extent that these withholding taxes are not expected to be refundable and deductible.

Income tax benefit from an uncertain tax position is recognized only if it is more likely than not that the tax position will be sustained upon examination by the relevant taxing authorities, based on the technical merits of the position. The income tax benefit recognized in the financial statements from such position is measured based on the largest benefit that is more than 50% likely to be realized upon settlement with a taxing authority that has full knowledge of all relevant information. The liability for unrecognized tax benefits including related interest and penalties is recorded under provisions in the balance sheet as current or non-current based on the timing of the expected payment. Penalties are recorded as income tax expense, whereas interest is reported as financial expense in the statement of operations.

Benefit accounting

The Company accounts for the cost of pension plans and postretirement benefits other than pensions in accordance with ASC 715 "Compensation-Retirement Benefits".

The Company's employees participate in pension and other postretirement benefit plans in many countries. The costs of pension and other postretirement benefits and related assets and liabilities with respect to the Company's employees participating in defined-benefit plans have been recognized within the consolidated financial statements based upon actuarial valuations. Some of the Company's defined-benefit pension plans are funded with plan assets that have been segregated and restricted in a trust, foundation or insurance company to provide for the pension benefits to which the Company has committed itself.

The net pension liability or asset recognized in the balance sheet in respect of defined benefit pension plans is the present value of the projected defined-benefit obligation less the fair value of plan assets at the balance sheet date.

Most of our plans result in a pension provision (no assets for the plan) or a net pension liability.

The projected defined-benefit obligation is calculated annually by qualified actuaries using the projected unit credit method. For the Company's major plans, the discount rate is derived from market yields on high quality corporate bonds. Plans in countries without a deep corporate bond market use a discount rate based on the local government bond rates.

Pension costs in respect of defined-benefit pension plans primarily represent the increase in the actuarial present value of the obligation for pension benefits based on employee service during the year and the interest on this obligation in respect of employee service in previous years, net of the expected return on plan assets and net of employee contributions.

Actuarial gains and losses arise mainly from changes in actuarial assumptions and differences between actuarial assumptions and what has actually occurred. They are recognized in the statement of operations, over the expected average remaining service periods of the employees only to the extent that their net cumulative amount exceeds 10% of the greater of the present value of the obligation or of the fair value of plan assets at the end of the previous year (the corridor). Events which invoke a curtailment or a settlement of a benefit plan will be recognized in our statement of operations.

Unrecognized prior-service costs related to pension plans and postretirement benefits other than pensions are amortized to the statements of operations over the average remaining service period of the active employees.

Contributions to defined-contribution and multi-employer pension plans are recognized as an expense in the statements of operations as incurred.

In accordance with the requirements of ASC 715, if the projected benefit obligation exceeds the fair value of plan assets, we recognize in the consolidated balance sheet a liability that equals the excess. If the fair value of plan assets exceeds the projected benefit obligation, we recognize in the balance sheet an asset that equals the excess.

The Company determines the fair value based on quoted prices for the plan assets or comparable prices for non-quoted assets. For a defined-benefit pension plan, the benefit obligation is the projected benefit obligation; for any other postretirement defined benefit plan it is the accumulated postretirement benefit obligation.

The Company recognizes as a component of other comprehensive income, net of taxes, the gains or losses and prior service costs that arise during the year but are not recognized as a component of net periodic benefit cost pursuant to ASC 715. Amounts recognized in accumulated other comprehensive income, including the gains or losses and the prior services costs are adjusted as they are subsequently recognized as components of net periodic benefit costs pursuant to the recognition provisions of ASC 715.

For all of the Company's defined pension benefit plans, the measurement date is year-end.

Share-based compensation

Share-based payment plans were first introduced by NXP Semiconductors N.V. for NXP employees in 2007 and new plans were introduced after NXP Semiconductors' initial public offering of common shares in the United States in 2010. All plans are accounted for in accordance with the provisions of ASC 718 "Compensation—Stock Compensation" at the estimated fair value of the equity instruments measured at the grant date. For the grants issued up to August 2010 under the 2007 plans, the Company used a binomial option-pricing model to determine the estimated fair value of the options and determined the fair value of the equity rights on the basis of the estimated fair value of the Company, using a discounted cash flow technique. For grants issued since August 2010 the Company uses the Black-Scholes-Merton method. The estimated fair value of the equity instruments is recognized as compensation expense over the vesting period on a straight-line basis taking into account estimated forfeitures.

The share-based compensation plans that the Company's employees participate in contain contingent cash settlement features upon an exit or change in control in combination with a termination of employment. The Company has concluded that the likelihood of these events occurring is remote and therefore not probable. Also, upon death or disablement the Company may offer cash settlement, but the employee or his dependents must consent. Therefore, the Company has concluded that the requirement in ASC 718 that share options and restricted shares that have contingent cash settlement features that are outside the control of the employee, such as a change in control or the death or disability of an employee, to be accounted for as liabilities rather than equity if the contingent event is probable of occurring, is not applicable to the Company. However, if it is determined that vested share-based payment rights will become cash settled such instruments will be recorded as liabilities at fair value at the date of such event.

During 2009, NXP Semiconductors N.V. executed an option exchange program for options granted in 2007, 2008 and 2009 which were estimated to be deeply out of the money. Under this option exchange program, options with new exercise prices, different volumes and—in certain cases—revised vesting schedules were granted to eligible individuals, in exchange for their owned options. By accepting the new options, all options (vested and unvested) owned by the eligible individuals were cancelled. As of May 2009 until August 2010, options were granted to eligible individuals under the revised stock option program. In accordance with the provisions of ASC 718 the unrecognized portion of the compensation costs of the cancelled options continues to be recognized over their remaining requisite vesting period. For the replacement options the compensation costs are determined as the difference between the fair value of the cancelled options immediately before the grant date of the replacement option and the fair value of these replacement options at the grant date. This compensation cost will be recognized in accordance with the vesting schedule over the remaining vesting period. Since November 2010, following NXP Semiconductors N.V. becoming a listed company, new option programs and share programs were launched in addition to the option program and equity rights program launched before November 2010.

Share capital

Common shares are classified as equity. Incremental costs directly attributable to the issue of common shares are recognized as a deduction from stockholder's equity, net of any tax effects.

When NXP buys its own shares, the amount of the consideration paid, including directly attributable costs, net of any tax effects, is recognized as a deduction from stockholder's equity under treasury stock. Any gain on the subsequent sale or reissuance of treasury stock is recognized directly in stockholder's equity on the line item capital in excess of par value. Losses are also recognized in that line item in as far as gains from previous sales are included therein. Otherwise, losses are charged to retained earnings/accumulated deficit.

Cash flow statements

Cash flow statements have been prepared using the indirect method. Cash flows in foreign currencies have been translated into U.S. dollar using the weighted average rates of exchange for the periods involved.

Cash flows from derivative instruments that are accounted for as fair value hedges or cash flow hedges are classified in the same category as the cash flows from the hedged items. Cash flows from other derivative instruments are classified consistent with the nature of the instrument.

Concentration of risk

The Company's revenue is for a large part dependent on a limited number of customers, none of which individually exceeds 10% of total revenue. Furthermore, the Company is using outside suppliers or foundries for a portion of its manufacturing capacity.

We have operations in Europe and Asia subject to collective bargaining agreements which could pose a risk to the Company in the near term but we do not expect that our operations will be disrupted if such is the case.

Accounting standards adopted in 2011

The following accounting pronouncements that are relevant to the Company became effective in 2011 and were adopted by the Company.

•	Accounting Standards Update No. 2009-13 "Revenue Recognition (ASC 605). Multiple-Deliverable Revenue Arrangements; a consensus of the FASB Emerging Issues Task Force"

ASU 2009-13, issued in October 2009, changes the guidance regarding revenue recognition for multiple-element arrangement and relaxes some of the earlier requirements. Since NXP is not typically involved in these types of arrangements the impact is insignificant. The new guidance became effective prospectively for the Company for arrangements entered into or materially modified beginning January 1, 2011.

•	ASU No. 2010-17 "Revenue Recognition-Milestone Method (ASC 605). A consensus of the FASB Emerging Issues Task Force"

The ASU specifically affects vendors that provide research or development deliverables in arrangements in which one or more payments are contingent upon achieving uncertain future events or circumstances.

Although NXP is involved in these types of arrangements, the revenue from these arrangements is not material. Therefore this ASU is not expected to have a significant effect on the Company's financial statements. The ASU became effective for NXP as of July, 2010.

•	ASU No. 2009-14 "Software. Certain Revenue Arrangements That Include Software Elements"

This update is effective for the Company beginning January 1, 2011. The Company adopted the accounting guidance as of its effective date. The ASU has no significant effect on the financial statements.

•

ASU No. 2010-28 "Intangibles-Goodwill and Other (Topic 350). When to perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts, a consensus of the FASB Emerging Issues Task Force"

The ASU became effective for NXP on January 1, 2011 but has no retroactive effects. On a prospective basis, if a reporting unit of NXP (a segment) has a zero or negative carrying value, we should consider factors that would otherwise indicate a possible impairment situation. The Company adopted the accounting guidance as of its effective date.

•	ASU No. 2010-29 "Business Combinations (Topic 805). Disclosure of Supplementary Pro Forma Information for Business Combinations, a consensus of the FASB Emerging Issues Task Force"

The amendments became effective prospectively for NXP on January 1, 2011 but have no immediate effect.

•	ASU No. 2011-09 "Compensation – Retirement Benefits – Multiemployer Plans (Subtopic 715-80). Disclosures about an Employer's Participation in a Multiemployer Plan"

On September 21, 2011 the FASB issued ASU 2011-09. This update requires that employers provide additional separate disclosures for multiemployer pension plans and multiemployer other postretirement benefit plans.

The current recognition and measurement guidance for an employer's participation in a multiemployer plan is unchanged by these amendments. For NXP this ASU became effective in 2011 and is to be applied retrospectively. The number of significant multiemployer plans is limited to one plan in the Netherlands for which we have disclosed the publicly available quantitative information.

New standards to be adopted after 2011

The FASB issued several pronouncements, of which the following are to various degrees of relevance to the Company and which were not yet effective in 2011.

•	ASU No. 2011-04 "Fair Value Measurement (Topic 820). Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs"

In May 2011 the FASB issued ASU 2011-04, which provides guidance about fair value measurements and related disclosures.

The new guidance changes some fair value measurement principles and disclosure requirements. The key changes to U.S. GAAP that could potentially impact NXP are:

–

The new guidance states that the concepts of highest and best use and valuation premise are only relevant when measuring the fair value of non-financial assets (that is, it does not apply to financial assets or any liabilities).

–

The new guidance extends the prohibition on using a blockage factor to all fair value measurements. Premiums or discounts related to size as a characteristic of the entity's holding (that is, a blockage factor) instead of as a characteristic of the asset or liability (for example, a control premium), are not permitted.

–	The new guidance does not apply to instruments issued as share-based compensation.

–

The most significant change in disclosures requires for recurring Level 3 fair value measurements, to disclose quantitative information about unobservable inputs used, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements. New disclosures are required about the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed.

–

The ASU becomes effective for NXP as from January 1, 2012. It is not expected to have a significant impact on the Company's fair value measurements. The disclosure requirements will result in more extensive disclosures about valuation processes and sensitivity analysis.

•

ASU No. 2011-05 "Comprehensive Income (Topic 220). Presentation of Comprehensive Income" and ASU No. 2011-12 "Comprehensive Income (Topic 220). Deferral of the Effective date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05"

ASU 2011-05 requires presenting comprehensive income either in one single statement of comprehensive income or in 2 consecutive statements. The latter is currently the presentation manner of NXP.

The FASB issued ASU 2011-12 in December 2011, which deferred certain requirements of ASU No. 2011-05. These amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income for all periods presented. The new guidance is to be applied retrospectively.

ASU 2011-05 does not provide new requirements for the components of other comprehensive income or other accounting-related matters. The ASUs become effective for NXP beginning January 1, 2012.

•	ASU No. 2011-08 "Intangibles – Goodwill and Other (Topic 350). Testing Goodwill for Impairment"

Under the amendments in this Update, an entity has the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary. However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. The update becomes effective for NXP on January 1, 2012 but is not expected to have a significant impact.

•	ASU No. 2011-11 "Balance Sheet (Topic 210). Disclosures about Offsetting Assets and Liabilities"

ASU 2011-11 was issued by the FASB in December 2011 with an effective date for NXP of January 1, 2013 and requiring retrospective application to prior periods reported in the filings.

The ASU primarily requires more extensive disclosures about financial assets and financial liabilities that have been offset in the statement of financial position or that were allowed to be offset but for which the Company made an accounting policy choice not to offset. The disclosures are either by type of financial asset and financial liability or by counterparty. The offsetting conditions were not changed by the ASU. The Company is in the process of evaluating the impact of adopting ASU No. 2011-11 on its disclosures.

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations

3 Discontinued operations

On July 4, 2011, we sold our Sound Solutions business (formerly included in our Standard Products segment) to Knowles Electronics, LLC ("Knowles Electronics"), an affiliate of Dover Corporation for $855 million in cash. The transaction resulted in a gain of $414 million, net of post-closing settlements, transaction-related costs, including working capital settlements, cash divested and taxes, which is included in income from discontinued operations. In relation to the other costs of this disposal, liabilities are included in the accrued liabilities and provisions for continuing operations. Cash payments related to these liabilities will be reported as cash flows from discontinued operations. The consolidated financial statements have been reclassified for all periods presented to reflect the Sound Solutions business as a discontinued operation.

The following table summarizes the results of the Sound Solutions business included in the consolidated statements of income as discontinued operations for 2009, 2010 and 2011 (for the period up to divestment on July 4, 2011):

	2009	2010	2011
Revenue	324	354	140
Costs and expenses	(285)	(283)	(116)

Income attributable to discontinued operations	39	71	24
Provision for income taxes	(7)	(12)	(4)

Income attributable to discontinued operations, net of taxes, before disposal	32	59	20

Gain on disposal of discontinued operations (net of taxes)	—	—	414

Income from discontinued operations after disposal	32	59	434

The following table shows the components of the gain on the disposal of our Sound Solution business, net of taxes, as included in income attributable to discontinued operations:

2011
Consideration gross	855
Transaction-related costs, incl. working capital settlements	(31)
Cash divested	(8)

Consideration net	816

Carrying value of net assets disposed	(329)
Other costs of disposal	(69)

Gain on disposal before taxes	418

Provision for income taxes	(4)

Gain on disposal net of taxes	414

Following the disposal of our Sound Solutions business, the Company recorded conditional liabilities, mainly for prepaid R&D services amounting to $17 million and $45 million for earn-out arrangements, depending on the achievement of 2011 milestones related to certain financial performance parameters.

The following table presents the assets and liabilities held for sale of the Sound Solutions business, classified as discontinued operations, in the consolidated balance sheet as at December 31, 2010:

2010
Cash and cash equivalents	10
Amounts receivables	78
Inventories	19
Other current assets	3

Total current assets	110

Property, plant and equipment	27
Intangible assets excluding goodwill	53
Goodwill	178
Other non-current assets	8

Total non-current assets	266

Total assets of discontinued operations	376

Accounts payable	30
Short-term provisions	1
Accrued liabilities	28
Other current liabilities	1

Total current liabilities	60

Long-term provisions	20

Total non-current liabilities	20

Total liabilities of discontinued operations	80

Information By Segment And Main Country	12 Months Ended
Dec. 31, 2011
Information By Segment And Main Country [Abstract]
Information By Segment And Main Country

4 Information by segment and main country

NXP is organized into three reportable segments in compliance with ASC 280 "Segment Reporting".

NXP has two market-oriented business segments, High Performance Mixed Signal ("HPMS") and Standard Products ("SP,") and one other reportable segment, Manufacturing Operations. Items under Corporate and Other in this annual report represent the remaining portion of our former Corporate and Other segment to reconcile to the consolidated financial statements along with the Divested Home activities, which were divested in 2010.

Our HPMS business segment delivers High Performance Mixed Signal solutions to our customers to satisfy their system and sub-systems needs across eight application areas: automotive, identification, mobile, consumer, computing, wireless infrastructure, lighting and industrial.

Our SP business segment offers standard products for use across many application markets, as well as application-specific standard products predominantly used in application areas such as mobile handsets, computing, consumer and automotive.

Our manufacturing operations are conducted through a combination of wholly owned manufacturing facilities, manufacturing facilities operated jointly with other semiconductor companies and third-party foundries and assembly and test subcontractors, which together form our Manufacturing Operations segment. While the main function of our Manufacturing Operations segment is to supply products to our HPMS and SP segments, revenue and costs in this segment are to a large extent derived from revenue of wafer foundry and packaging services to our divested businesses in order to support their separation and, on a limited basis, their ongoing operations. As these divested businesses develop or acquire their own foundry and packaging capabilities, our revenue from these sources declines.

Corporate and Other includes unallocated research expenses not related to any specific business segment, corporate restructuring charges and other expenses, as well as operations not included in our two business segments, such as manufacturing, marketing and selling of can tuners through our joint venture NuTune Singapore Pte. Ltd. ("NuTune"), which was sold on December 14, 2010 and software solutions for mobile phones "NXP Software" business. Revenue recorded in Corporate and Other is primarily generated from the NXP Software business.

On February 8, 2010, our wholly-owned subsidiary, NXP B.V., divested a major portion of our former Home segment to Trident Microsystems, Inc. ("Trident"). For the periods up to divestment on February 8, 2010, the results of the divested operations are presented in our consolidated accounts separately under "Divested Home Activities". The continuing business of the former Home segment not divested has been regrouped into High Performance Mixed Signal and Corporate and Other. All previous periods have been restated accordingly.

Detailed information by segment for the years 2011, 2010 and 2009 is presented in the following tables.

Segments	Revenue	Research and development expenses	Operating income (loss)	Operating income (loss) as a % of revenue	Results relating to equity-accounted investees
2011
HPMS	2,906	554	339	11.7	—
SP	925	37	141	15.2	—
Manufacturing Operations (1)	316	—	(60)	(19.0)	—
Corporate and Other (2)	47	44	(63)	N.M.	(77)

	4,194	635	357	8.5	(77)
2010
HPMS	2,846	454	387	13.6	—
SP	848	32	91	10.7	—
Manufacturing Operations (1)	525	18	(57)	(10.9)	—
Corporate and Other (2)	136	48	(117)	N.M.	(86)
Divested Home activities	47	16	(31)	(66.0)	—

	4,402	568	273	6.2	(86)
2009
HPMS	2,011	413	(187)	(9.3)	(2)
SP	567	35	(120)	(21.2)	—
Manufacturing Operations (1)	324	12	(175)	(54.0)	—
Corporate and Other (2)	165	65	(188)	N.M.	76
Divested Home activities	452	239	(261)	(57.7)	—

	3,519	764	(931)	(26.5)	74

(1)

For the year ended December 31, 2011 Manufacturing Operations supplied $1,127 million (2010: 1,235 million; 2009: $1,087 million) to other segments, which have been eliminated in the consolidated results.

(2)	Corporate and Other is not a segment under ASC "Segment Reporting".

N.M. Not meaningful

Certain assets of the Company have been used jointly or managed at Corporate level. Arithmetical allocation of these assets to the various businesses is not deemed to be meaningful and as such total assets by segment has been omitted. Instead, inventories per segments are included.

Segments	Inventories	Long-lived1) assets	Total liabilities excl. debt	Gross capital expenditures property, plant and equipment	Depreciation property, plant and equipment(2)
2011
HPMS	340	2,390	258	14	13
SP	161	760	152	17	41
Manufacturing Operations	117	1,014	489	162	179
Corporate and Other (3)	—	301	557	28	57

	618	4,465	1,456	221	290
2010
HPMS	240	2,670	313	15	13
SP	136	828	127	15	35
Manufacturing Operations	137	1,055	748	209	220
Corporate and Other (3)	—	396	599	19	91
Divested Home activities	—	—	—	—	—

	513	4,949	1,787	258	359
Discontinued operations			80

			1,867
2009
HPMS	249	3,023	225	15	34
SP	91	973	121	18	49
Manufacturing Operations	181	1,156	920	49	321
Corporate and Other (3)	1	454	893	9	81
Divested Home activities	—	—	2	1	—

	522	5,606	2,161	92	485
Discontinued operations			94

			2,255

(1)	Long-lived assets include property, plant and equipment, goodwill and other intangible fixed assets.
(2)	Excluding additional write down of property classified as held for sale (2010: $30 million).
(3)	Corporate and Other is not a segment under ASC "Segment Reporting".

Goodwill assigned to segments	Cost at January 1, 2011	Acquisitions	Divestments	Translation differences and other changes	Cost at December 31, 2011
HPMS	1,778	—	—	7	1,785
SP	315	—	—	(10)	305
Manufacturing Operations	326	—	—	(10)	316
Corporate and Other (1)	110	—	—	(62)	48

	2,529	—	—	(75)	2,454

	Accumulated impairment at January 1, 2011	Divestments	Impairment	Translation differences and other changes	Accumulated impairment at December 31, 2011
HPMS	(142)	—	—	(33)	(175)
SP	—	—	—	—	—
Manufacturing Operations	—	—	—	—	—
Corporate and Other (1)	(88)	—	—	40	(48)

	(230)	—	—	7	(223)

(1)	Corporate and Other is not a segment under ASC "Segment Reporting".

Main countries	Total revenue	Property, plant and equipment*)	Gross capital expenditures property, plant and equipment	Depreciation property, plant and equipment*)
2011
China	1,514	120	40	32
Netherlands	123	187	23	60
Taiwan	80	70	18	25
United States	329	9	2	3
Singapore	383	229	64	45
Germany	508	96	17	41
South Korea	216	—	—	—
Other countries	1,041	352	57	84

	4,194	1,063	221	290
2010
China	1,496	112	33	31
Netherlands	126	232	12	98
Taiwan	115	81	29	25
United States	337	34	4	6
Singapore	480	210	62	53
Germany	434	109	19	30
South Korea	202	—	—	—
Other countries	1,212	386	99	116

	4,402	1,164	258	359
2009
China	1,106	113	7	34
Netherlands	108	345	21	76
Taiwan	120	71	5	20
United States	261	41	1	90
Singapore	411	204	9	84
Germany	303	166	18	76
South Korea	182	—	—	—
Other countries	1,028	388	31	105

	3,519	1,328	92	485

*)	Information by country has been reclassified for all periods presented to reflect the removal of complexities associated with step-ups from acquisition accounting.

Acquisitions And Divestments	12 Months Ended
Dec. 31, 2011
Acquisitions And Divestments [Abstract]
Acquisitions And Divestments

5 Acquisitions and divestments

2011

On July 4, 2011, we sold our Sound Solutions business (formerly included in our Standard Products segment) to Knowles Electronics, LLC ("Knowles Electronics"), an affiliate of Dover Corporation for $855 million in cash. The transaction resulted in a gain of $414 million, net of post-closing settlements, transaction-related costs, including working capital settlements, cash divested and taxes, which is included in income from discontinued operations. In relation to the other costs of this disposal, liabilities are included in the accrued liabilities and provisions for continuing operations. Cash payments related to these liabilities will be reported as cash flows from discontinued operations. The consolidated financial statements have been reclassified for all periods presented to reflect the Sound Solutions business as a discontinued operation.

2010

On December 14, 2010, we sold our joint venture (55% shareholding) NuTune, formed in June 2008 with Technicolor, to combine NXP's and Technicolor's can tuner module operations, to affiliates of AIAC (American Industrial Acquisition Corporation). As a consequence, these divested operations (formerly included in Corporate and Other) were deconsolidated in our consolidated balance sheet as at December 31, 2010. The results of the divested business until the date of transaction, December 14, 2010, remain included in our consolidated statements of operations and cash flows for all previous years presented under Corporate and Other.

In September 2010 we sold all of the Virage Logic's shares we held.

On July 26, 2010, we acquired 100% ownership of Jennic Ltd., a leading developer of low power RF solutions for wireless applications in smart energy, environment, logistics and consumer markets, for a consideration of approximately $8 million plus up to $8 million in additional contingent consideration over the next two years. In 2011, no additional payments were made and the additional contingent consideration has been canceled. As from the acquisition date it is consolidated within the segment HPMS.

On February 8, 2010, the Company sold its digital television and set-top-box business to Trident Microsystems, Inc., at that time publicly listed on the NASDAQ in the United States. As of December 31, 2009, NXP had reclassified the assets and liabilities associated with this business as assets and liabilities held-for-sale on its consolidated balance sheet. These assets and liabilities held-for-sale were measured at fair value less cost to sell and resulted in an impairment loss of $69 million recorded in 2009 (see note 14 "Assets and liabilities held-for-sale" for additional information).

The above transaction consisted of the sale of our television systems and set-top-box business lines, together with an additional net payment of $54 million (of which $7 million was paid subsequent to the closing date) to Trident, for a 60% shareholding in Trident valued at $177 million, based on the quoted market price at the transaction date and included in our balance sheet as "Investments in equity accounted investees". The transaction resulted in a net loss of $26 million and is reported under other income (expense) in 2010.

After the acquisition, our shareholding was diluted as a result of Trident's issuance of share capital. At December 31, 2011, we own 57% of the outstanding stock of Trident, with a 30% voting interest in participatory rights and a 57% voting interest for certain protective rights only. Considering the terms and conditions agreed to between the parties, we account for our investment in Trident under the equity method. On January 4, 2012, Trident filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code and was subsequently delisted from the NASDAQ.

As a result of retaining the 57% interest in Trident this transaction did not result in reporting the asset group as discontinued operations.

2009

On November 16, 2009, we completed our strategic alliance with Virage Logic Corporation ("Virage Logic") and obtained approximately 9.8% of Virage Logic's outstanding common stock. This transaction included the transfer of our Advanced CMOS Semiconductor Horizontal IP Technology and Development Team in exchange for the rights to use Virage's IP and services. Virage Logic is a leading provider of both functional and physical semiconductor intellectual property (IP) for the design of complex integrated circuits. Shares of Virage Logic are listed on the NASDAQ Global Market in the United States.

In 2009 no acquisition transactions occurred.

Operating Income (Loss)	12 Months Ended
Dec. 31, 2011
Operating Income (Loss) [Abstract]
Operating Income (Loss)

6 Operating income (loss)

For information related to revenue and operating income on a business and geographical basis, see note 4, "Information by segment and main country", of this Annual Report.

Revenue composition

	2009	2010	2011
Goods	3,513	4,392	4,170
Patents and licenses	6	10	24

	3,519	4,402	4,194

Salaries and wages

	2009	2010	2011
Salaries and wages	1,276	1,084	1,139
Pension and other postemployment costs	78	84	91
Other social security and similar charges:
- Required by law	138	115	117
- Voluntary	13	11	10

	1,505	1,294	1,357

Salaries and wages in 2011 include $66 million (2010: $5 million; 2009: $101 million) relating to restructuring charges. Pension and other postemployment costs include the costs of pension benefits, other postretirement benefits, and postemployment benefits.

Depreciation, amortization and impairment

Depreciation and amortization, including impairment charges, are as follows:

	2009	2010	2011
Depreciation of property, plant and equipment	485	359	290
Write-down of assets held for sale	5	30	—
Amortization of internal use software	26	14	10
Amortization of other intangible assets	302	281	291
Impairment of assets held for sale	69	—	—

	887	684	591

Depreciation of property, plant and equipment in 2011 includes an additional write-off in connection with the retirement of property, plant and equipment amounting to $1 million (2010: $7 million; 2009: $25 million). Depreciation of property, plant and equipment resulting from the acquisition accounting amounting to $10 million (2010: $21 million; 2009: $69 million) is also included. Furthermore, depreciation of property, plant and equipment in 2011 includes $6 million relating to write-downs and impairment charges (2010: $21 million; 2009: $67 million). The 2010 write-downs related to additional depreciation of our ICN5 and ICN6 wafer fabs in Nijmegen, the Netherlands.

In 2010 a write-down of $30 million (2009: $5 million) for real estate and other property has been recognized as a result of classifying certain tangible fixed assets as held-for-sale, following the effects of the Redesign Program upon which a number of activities were closed or are in the process of being closed. See note 14, "Assets and liabilities held-for-sale" for additional information.

In 2009 impairment charges for assets held for sale ($69 million) are related to the Trident assets held for sale. See note 14, "Assets and liabilities held-for-sale" for additional information.

Included in the amortization of other intangible assets in 2011 is the amortization of other intangible assets resulting from acquisition accounting of $291 million (2010: $281 million; 2009: $302 million).

Depreciation of property, plant and equipment and amortization of software are primarily included in cost of revenue. Amortization and impairment of intangible assets are primarily reported in the General and Administrative expenses.

Foreign exchange differences

In 2011, cost of revenue included foreign exchange differences amounting to a gain of $9 million (2010: a loss of $20 million; 2009: a loss of $29 million).

Rent

Rent expense amounted to $51 million in 2011 (2010: $60 million; 2009: $63 million).

Research and development expenses

Expenditures for research and development activities amounted to $635 million in 2011 (2010: $568 million; 2009: $764 million).

For information related to research and development expenses on a segment basis, see note 4, "Information by segment and main country".

Selling expenses

Selling expenses incurred in 2011 totaled $285 million (2010: $265 million; 2009: $271 million). Included are shipping and handling costs of $1 million (2010: $1 million; 2009: $1 million).

The selling expenses mainly relate to the cost of the sales and marketing organization. This primarily consists of account management, marketing, first and second line support, and order desk.

General and administrative expenses

General and administrative expenses include the costs related to management and staff departments in the corporate center, business segments and business lines, amounting to $633 million in 2011 (2010: $701 million; 2009: $712 million).

Other income and expense

Other income and expense consists of the following:

	2009	2010	2011
Result on disposal of properties:
- income	12	8	8
- expense	(3)	—	(18)
Result on disposal of businesses:
- income	22	—	—
- expense	(45)	(37)	—
Result on other items:
- income	8	19	17
- expense	(7)	(6)	(3)

Total other income	42	27	25
Total other expense	(55)	(43)	(21)

Total other income (expense)	(13)	(16)	4

In 2011, the result on disposal of properties mainly related to the sale of land and buildings in San Jose, USA (a loss of $17 million) and the sale of equipment in Nijmegen, the Netherlands (a gain of $5 million). Furthermore, the sale of a building in Southampton, UK, which was classified as assets held for sale, resulted in a gain of $2 million. In 2010, the result on disposal of properties mainly related to the sale of a building in Hamburg, Germany ($5 million), which was classified as assets held for sale. In 2009, the result on disposal of properties mainly related to the sale of equipment in Fishkill, USA ($5 million) and the sale of land in Laguna, Philippines ($3 million).

In 2011, no results on disposal of businesses were recorded. In 2010, the result on disposal of businesses mainly related to the divestment of Trident (loss $26 million) and the divestment of NuTune (loss $7 million). In 2009 the result on disposal of businesses related to various smaller items with regard to businesses sold in previous years.

The remaining income consists of various smaller items for all periods reported.

Restructuring Charges	12 Months Ended
Dec. 31, 2011
Restructuring Charges [Abstract]
Restructuring Charges

7 Restructuring charges

The most significant projects for restructuring in 2011

In 2011 NXP undertook restructuring actions which include:

•	the future closure of ICN 4 wafer fabrication facilities in Nijmegen, the Netherlands.

•	actions to lower headcount, primarily in locations within Europe.

The 2011 restructuring actions are separate from the Redesign Program.

Furthermore, it has been decided that the closure of the ICN 6 wafer fabrication facilities in Nijmegen will be closed ultimately in 2013.

The most significant projects for restructuring in 2010

There were no new restructuring projects in 2010. In 2010 the restructuring charges mainly related to the divestment of a major portion of our former Home business.

The most significant projects for restructuring in 2009

In 2009 the restructuring charges mainly related to the ongoing Redesign Program of the Company being:

•	the closure of the "ICN 6" part of the facility in Nijmegen;

•	the effects of the transaction with Trident;

•	the Fit for Future Program.

Furthermore, a reduction in support functions at the Corporate Center is part of the Redesign Program as a consequence of the downsizing of the Company.

The following table presents the changes in the position of restructuring liabilities in 2011 by segment:

	Balance January 1, 2011	Additions	Utilized	Released	Other changes(1)	Balance December 31, 2011
HPMS	24	43	(3)	(2)	(3)	59
SP	1	4	(1)	—	—	4
Manufacturing Operations	44	11	(30)	(3)	(2)	20
Corporate and Other	28	8	(20)	(3)	3	16

	97	66	(54)	(8)	(2)	99

(1)	Other changes primarily related to translation differences.

The total restructuring liability as of December 31, 2011 of $99 million is classified in the balance sheet under provisions for $97 million (short-term: $45 million; long-term: $52 million) and under accrued liabilities for $2 million.

The following table presents the changes in the position of restructuring liabilities in 2010 by segment:

	Balance January 1, 2010	Additions	Utilized	Released	Other changes(1)	Balance December 31, 2010
HPMS	46	—	(5)	(15)	(2)	24
SP	5	—	(3)	(3)	2	1
Manufacturing Operations	144	—	(77)	(3)	(20)	44
Corporate and Other	96	3	(61)	(20)	10	28
Divested Home activities	22	4	(15)	1	(12)	—

	313	7	(161)	(40)	(22)	97

(1)	Other changes primarily related to translation differences and reclassifications between segments

The total restructuring liability as of December 31, 2010 of $97 million is classified in the balance sheet under provisions for $87 million (short-term: $55 million; long-term: $32 million) and under accrued liabilities for $10 million.

The 2010 additions to restructuring liabilities of $7 million mainly related to the divestment of a major portion of our former Home business. The 2009 additions of $112 million to the restructuring liabilities were mainly related to the ongoing Redesign Program of the Company, which was initiated in September 2008.

Releases of restructuring liabilities of $8 million were recorded in 2011 (2010: $40 million; 2009: $92 million), primarily attributable to a reduction of Redesign Program related severance payments due to attrition and employees that were transferred to other positions in NXP, who were originally expected to be laid off.

The additions to the restructuring liabilities, less releases, in 2011, 2010 and 2009 by segment were as follows:

	2009	2010	2011
HPMS	44	(15)	41
SP	7	(3)	4
Manufacturing Operations	(56)	(3)	8
Corporate and Other	8	(17)	5
Divested Home activities	17	5	—

	20	(33)	58

The utilization of the restructuring liabilities mainly reflects the realization of the ongoing Redesign Program of the Company initiated in earlier years.

The components of restructuring charges less releases recorded in the liabilities in 2011, 2010 and 2009 are as follows:

	2009	2010	2011
Personnel lay-off costs	101	5	66
Write-down of assets	4	2	—
Other restructuring costs	7	—	—
Release of provisions/accruals	(92)	(40)	(8)

Net restructuring charges	20	(33)	58

The restructuring charges less releases recorded in operating income are included in the following line items in the statement of operations:

	2009	2010	2011
Cost of revenue	(46)	(14)	24
Selling expenses	11	(2)	—
General and administrative expenses	3	(8)	15
Research & development expenses	52	(9)	19

Net restructuring charges	20	(33)	58

In addition, restructuring related costs (excluding product transfers) amounting to $32 million were directly charged to operating income in 2011 (2010: $53 million; 2009:$83 million), and included in the following line items:

	2009	2010	2011
Cost of revenue	41	26	13
General and administrative expenses	33	30	16
Research & development expenses	9	2	3
Other income and expenses	—	(5)	—

	83	53	32

The details by segment were as follows:

	2009	2010	2011
HPMS	9	—	2
SP	2	4	2
Manufacturing Operations	13	23	4
Corporate and Other	57	27	24
Divested Home activities	2	(1)	—

	83	53	32

In total, restructuring charges less releases and restructuring related costs charged to operating income for 2011 amounted to $90 million (2010: $20 million; 2009: $103 million). The costs related to the Redesign Program amounted to $29 million ($15 million additions to provisions, $8 million release of provisions and $22 million costs directly charged to operating income).

Since the beginning of the Redesign Program in September 2008, a net amount (including releases) of $746 million for restructuring and restructuring related costs has been charged to the statement of operations including $152 million for the three year period ending December 31, 2011.

The details of the cumulative charges are as follows:

	2009	2010	2011
Personnel lay-off costs	633	691	723
Write-down of assets	40	42	43
Other restructuring costs	132	132	136
Release of provisions/accruals	(108)	(148)	(156)

	697	717	746

Financial Income And Expense	12 Months Ended
Dec. 31, 2011
Financial Income And Expense [Abstract]
Financial Income And Expense

8 Financial income and expense

	2009	2010	2011
Interest income	4	2	5
Interest expense	(363)	(320)	(312)

Total interest expense, net	(359)	(318)	(307)
Net gain (loss) on extinguishment of debt	1,020	57	(32)
Sale of securities and other financial assets	(4)	8	—
Foreign exchange rate results	39	(331)	128
Miscellaneous financing costs/income, net	(14)	(44)	(46)

Total other financial income and expense	1,041	(310)	50

Total	682	(628)	(257)

In 2011, interest expense, net, of $307 million (2010: $318 million; 2009: $359 million) was mainly related to the interest expense on the euro-denominated and U.S. dollar-denominated notes. The lower interest expense in 2011 resulted from the bond exchanges and repurchases and from the repayment of the revolving credit facility.

Furthermore in 2011, a net loss on extinguishment of debt of $32 million (2010: a gain of $57 million) was recorded in connection with the various bond exchange and repurchase offers. In 2009, a gain on debt extinguishment of $1,020 million, net of a write-down of $25 million related to the capitalized initial bond issuance costs, was recorded in this respect. See note 28 "Long-term debt".

Included in the sale of securities and other financial assets is the sale of Virage shares in 2010 (a gain of $7 million) and the sale of the DSPG shares in 2009, which resulted in a loss of $4 million.

In 2011 foreign exchange results amounted to a gain of $128 million (2010: a loss of $331 million; 2009: a gain of $39 million) and are composed of the following exchange rate fluctuations:

•

the remeasurement of the U.S. dollar-denominated notes and short-term loans, which reside in a euro functional currency entity, a gain of $124 million (2010: a loss of $307 million; 2009: a gain of $38 million);

•	intercompany financing resulting in a loss of $7 million (2010: a gain of $16 million; 2009: a loss of $5 million);

•	the Company's foreign currency cash and cash equivalents resulting in a gain of $10 million (2010: a loss of $43 million; 2009: a loss of $2 million);

•	foreign currency contracts resulting in a gain of $1 million (2010: a gain of $2 million; 2009: a gain of $2 million);

•	remaining items, no material results in 2011 (2010: a gain of $1 million; 2009: a gain of $6 million).

Included in miscellaneous financing costs in 2011 is the amortization of capitalized fees (relating to the issuance of the euro/U.S. dollar-denominated notes) amounting to $27 million (2010: $31 million; 2009: $14 million). Also included is interest on capital lease obligations of $10 million (2010: $13 million; 2009: nil).

The Company has applied net investment hedging since May, 2011. The U.S. dollar exposure of the net investment in U.S. dollar functional currency subsidiaries of $1.7 billion has been hedged by our U.S. dollar-denominated notes. As a result in 2011 a charge of $203 million was recorded in other comprehensive income, relating to the foreign currency result on the U.S. dollar-denominated notes that are recorded in a euro functional currency entity. Absent the application of net investment hedging this amount would have been recorded as a loss within financial income (expense) in the statement of operations. No amounts resulting from ineffectiveness of net investment hedge accounting were recognized in the statement of operations in 2011.

Benefit (Provision) For Income Taxes	12 Months Ended
Dec. 31, 2011
Benefit (Provision) For Income Taxes [Abstract]
Benefit (Provision) For Income Taxes

9 Benefit (provision) for income taxes

In 2011, NXP generated a profit before income taxes of $100 million (2010: loss of $355 million; 2009: loss of $249 million). The components of profit (loss) before income taxes are as follows:

	2009	2010	2011
Netherlands	81	(490)	(27)
Foreign	(330)	135	127

	(249)	(355)	100

The components of the provision for income taxes are as follows:

	000000	000000	000000
	2009	2010	2011
Netherlands:
Current taxes	(18)	(12)	(3)
Deferred taxes	(58)	3	(10)

	(76)	(9)	(13)
Foreign:
Current taxes	(11)	(40)	(29)
Deferred taxes	77	25	21

	66	(15)	(8)

Income tax benefit (expense)	(10)	(24)	(21)

A reconciliation of the statutory income tax rate in the Netherlands as a percentage of income (loss) before income taxes and the effective income tax rate is as follows:

	2009	2010	2011
Statutory income tax in the Netherlands	25.5	25.5	25.0
Rate differential local statutory rates versus statutory rate of the Netherlands	(1.1)	1.6	(15.7)
Changes in the valuation allowance:
New tax loss carryforwards, tax credits and temporary differences not expected to be realized	(19.5)	(16.7)	12.7
Prior year adjustments	6.9	(1.6)	(2.0)
Non-taxable income	0.5	0.7	(10.8)
Non-tax-deductible expenses/losses	(9.2)	(12.3)	19.6
Other taxes and tax rate changes	(1.8)	0.1	(1.0)
Withholding taxes	(7.9)	(4.1)	6.9
Unrecognized tax benefits	(0.2)	(2.5)	(1.0)
Tax incentives and other	2.8	2.5	(12.7)

Effective tax rate	(4.0)%	(6.8)%	21.0%

We currently benefit from income tax holiday incentives in certain jurisdictions which provide that we pay reduced income taxes in those jurisdictions for a fixed period of time that varies depending on the jurisdiction. The income tax holiday of one of our subsidiaries is expected to expire at the end of 2016 (however, we do expect to be able to extend this holiday for another 5 years). The related tax benefit (13.2%) is recorded above within tax incentives and other.

Deferred tax assets and liabilities

The principal components of deferred tax assets and liabilities are presented below:

	000000	000000	000000	000000
	2010		2011
	Assets	Liabilities	Assets	Liabilities
Intangible assets	49	(317)	22	(245)
Property, plant and equipment	43	(47)	25	(28)
Inventories	1	—	1	—
Receivables	1	(2)	—	(13)
Other assets	2	—	—	(4)
Provisions:
Pensions	37	(1)	27	(2)
Restructuring	20	—	23	—
Other	12	(5)	7	—
Long-term debt	2	(81)	—	(22)
Undistributed earnings of foreign subsidiaries	—	(24)	—	(27)
Other liabilities	20	(10)	20	(1)
Tax loss carryforwards (including tax credit carryforwards)	713	—	694	—

Total gross deferred tax assets (liabilities)	900	(487)	819	(342)

Net deferred tax position	413		477
Valuation allowances	(482)		(545)

Net deferred tax assets (liabilities)	(69)		(68)

The Company has significant deferred tax assets resulting from net operating loss carryforwards, tax credit carryforwards and deductible temporary differences that may reduce taxable income in future periods. Valuation allowances have been established for deferred tax assets based on a "more likely than not" threshold. The realization of our deferred tax assets depends on our ability to generate sufficient taxable income within the carryback or carryforward periods provided for in the tax law for each applicable tax jurisdiction.

The following possible sources of taxable income have been considered when assessing the realization of our deferred tax assets:

•	Future reversals of existing taxable temporary differences;

•	Future taxable income exclusive of reversing temporary differences and carryforwards;

•	Taxable income in prior carryback years; and

•	Tax-planning strategies.

The valuation allowance increased by $63 million during 2011. The valuation allowance decreased by $146 million during 2010, of this decrease, $135 million was offset by a corresponding decrease in the deferred tax assets for tax loss carryforwards.

When the Company's operating performance improves on a sustained basis, our conclusion regarding the need for such valuation allowance could change.

Subsequently recognized tax benefits related to the valuation allowance for deferred tax assets as of December 31, 2011, will be allocated as follows: $538 million of income tax benefit that would be reported in the consolidated statement of comprehensive income, $7 million to additional paid-in capital.

After the recognition of the valuation allowance against deferred tax assets, a net deferred tax liability remains of $68 million at December 31, 2011 (2010: $69 million). This net deferred tax liability relates to certain taxable temporary differences reversing outside the tax loss carryforward periods, deferred tax liabilities recorded for profitable entities and deferred tax liabilities for withholding taxes on undistributed earnings of foreign subsidiaries.

At December 31, 2011 tax loss carryforwards of $2,699 million will expire as follows:

Total	2012	2013	2014	2015	2016	2017-2021	later	unlimited
2,699	2	1	5	320	737	668	159	807

The Company also has tax credit carryforwards of $90 million, which are available to offset future tax, if any, and which will expire as follows:

Total	2012	2013	2014	2015	2016	2017-2021	later	unlimited
90	—	—	—	—	—	—	11	79

The classification of the deferred tax assets and liabilities in the Company's consolidated balance sheets is as follows:

	000000	000000
	2010	2011
Deferred tax assets within other current assets	9	5
Deferred tax assets within other non-current assets	30	19
Deferred tax liabilities within short-term provisions	(2)	(1)
Deferred tax liabilities within long-term provisions	(106)	(91)

	(69)	(68)

The net income tax payable (excluding the liability for unrecognized tax benefits) as of December 31, 2011 amounted to $33 million (2010: $5 million receivable) and includes amounts directly payable to or receivable from tax authorities.

As from 2009 the Company intends to repatriate the undistributed earnings of subsidiaries. Consequently, the Company has recognized a deferred income tax liability of $27 million at December 31, 2011 (2010: $24 million) for the additional withholding taxes payable upon the future remittances of these earnings of foreign subsidiaries.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	000000	000000	000000
	2009	2010	2011
Balance as of January 1,	50	52	195
Increases from tax positions taken during prior periods	5	10	—
Decreases from tax positions taken during prior periods	(1)	(7)	(12)
Increases from tax positions taken during current period	9	140	10
Decreases relating to settlements with the tax authorities	(11)	—	(24)

Balance as of December 31,	52	195	169

Of the total unrecognized tax benefits at December 31, 2011, $138 million, if recognized, would not impact the effective tax rate as this amount would be offset by compensating adjustments in the Company's deferred tax assets that would be subject to valuation allowance based on conditions existing at the reporting date. All other unrecognized tax benefits, if recognized, would affect the effective tax rate.

The Company classifies interest related to unrecognized tax benefits as financial expense and penalties as income tax expense. The total related interest and penalties recorded during the year 2011 amounted to $3 million (2010: $5 million; 2009: $2 million). As of December 31, 2011 the Company has recognized a liability for related interest and penalties of $8 million (2010: $11 million; 2009: $6 million). It is reasonably possible that the total amount of unrecognized tax benefits may significantly increase/decrease within the next 12 months of the reporting date due to, for example, completion of tax examinations; however, an estimate of the range of reasonably possible change cannot be made other than for one jurisdiction where approximately $5 million of unrecognized tax benefits will decrease in the next 12 months as a result of settlement of tax examinations, although this is not expected to impact income tax expense or the effective tax rate.

Tax years that remain subject to examination by major tax jurisdictions (mainly related to the Netherlands, Germany, USA, China, Taiwan, Thailand and the Philippines) are 2007, 2008, 2009, 2010 and 2011.

Investments In Equity-Accounted Investees	12 Months Ended
Dec. 31, 2011
Investments In Equity-Accounted Investees [Abstract]
Investments In Equity-Accounted Investees

10 Investments in equity-accounted investees

Results relating to equity-accounted investees

	0000000	0000000	0000000
	2009	2010	2011
Company's share in income (loss)	—	(86)	(77)
Gain on sale of shares	74	—	—

	74	(86)	(77)

Company's share in income (loss)

	000000	000000	000000
	2009	2010	2011
Trident	—	(94)	(82)
ASMC	1	4	3
Moversa	(2)	—	—
ASEN	—	4	2
Others	1	—	—

	—	(86)	(77)

Gain on sale of shares

In 2009, the Company sold its 20% Shareholding in the ST-NXP Wireless joint venture at its carrying value, resulting in a release of translation differences, previously accounted for within shareholders equity, amounting to $72 million. Furthermore, Geotate shares were sold, resulting in a gain of $2 million.

Investments in equity-accounted investees

The changes in 2011 are as follows:

000000
Investments
Balance as of January 1	132
Changes:
Acquisitions/additions	—
Deductions	(18)
Share in income (loss)	(77)
Translation and exchange rate differences	—

Balance as of December 31	37

Deductions include non-cash deductions due to the cancelled contractual obligation for a capital contribution to ASEN.

The total carrying value of investments in equity-accounted investees is summarized as follows:

	000000	000000	000000	000000
	2010		2011
	Shareholding %	Amount	Shareholding %	Amount
Trident	59	82	57	—
ASMC	27	10	27	14
ASEN	40	40	40	23

		132		37

Investments in equity-accounted investees are included in Corporate and Other.

The fair value of NXP's shareholding in the publicly listed company ASMC based on the quoted market price at December 31, 2011 is $16 million. In view of the Chapter 11 filing of Trident on January 4, 2012, and its subsequent delisting from NASDAQ, the fair value of NXP's shareholding in Trident is considered to be zero.

On January 4, 2012, Trident and one of its subsidiaries, Trident Microsystems (Far East) Ltd., filed voluntary petitions under Chapter 11 of the United States Bankruptcy code, in the U.S. Bankruptcy Court for the District of Delaware. Not all of Trident's subsidiaries have sought bankruptcy protection.

In 2011, the share in net loss of NXP's equity accounted participation in Trident is based on the losses reported by Trident in its unaudited condensed consolidated financial information for the financial year ended December 31, 2011, which has been furnished to the SEC on a Form 8-K on March 8, 2012. Based on the equity accounting methodology used to account for NXP's equity interest in Trident, and irrespective of the Chapter 11 filing, the carrying value of the investment on NXP's balance sheet is written down to zero as of December 31, 2011, compared to a carrying value of $82 million as of the end of 2010.

Summarized information of equity-accounted investees

Summarized financial information on the Company's investments in equity-accounted investees, on a combined basis, is presented below:

	000000	000000
	2010	2011
Revenue	745	545
Income (loss) before taxes	(107)	(127)
Provision for income taxes	(3)	(8)

Net income (loss)	(110)	(135)
Total share in net income (loss) of equity-accounted investees recognized in the consolidated statements of operations	(86)	(77)

	December 31, 2010	December 31, 2011
Current assets	373	275
Non-current assets	292	234

	665	509
Current liabilities	(243)	(151)
Non-current liabilities	(33)	(91)

Net asset value	389	267
Investments in equity-accounted investees included in the consolidated balance sheet	132	37

The 2011 summarized information of equity-accounted investees in the tables above includes summarized financial information of Trident based on Trident's unaudited condensed consolidated financial information as described below.

Trident condensed consolidated financial information (unaudited)

Trident's condensed consolidated statements of operations (unaudited) are presented below:

	For the year ended December 31,
($ in thousands)	2010	2011
Net revenues	557,198	298,349
Cost of revenues	(439,635)	(233,920)

Gross profit	117,563	64,429
Research and development expenses	(175,001)	(138,972)
Selling, general and administrative expenses	(79,161)	(65,263)
Goodwill impairment	(7,851)	—
Restructuring charges	(28,261)	(10,042)

Operating loss	(172,711)	(149,848)
Gain (loss) on investment	(303)	2,098
Gain on acquisition	43,402	—
Interest and other income (expense), net	1,819	5,089

Loss before income taxes	(127,793)	(142,661)
Provision for income taxes	(1,096)	(7,689)

Net loss	(128,889)	(150,350)

Trident's condensed consolidated balance sheets (unaudited) are presented below:

($ in thousands)	December 31, 2010	December 31, 2011
Cash and cash equivalents	93,224	54,208
Accounts receivable, net	62,328	25,998
Accounts receivable from related parties	7,337	2,713
Inventories	23,025	12,783
Note receivable from related party	20,884	20,884
Prepaid expenses and other current assets	18,330	11,005

Total current assets	225,128	127,591
Property and equipment, net 1)	31,566	9,236
Intangible assets, net 1)	82,921	43,913
Long-term receivable from related party	1,500	—
Other assets	29,826	21,148

Total assets	370,941	201,888

Accounts payable	7,828	13,152
Accounts payable to related parties	26,818	23,395
Accrued expenses and other current liabilities	79,305	49,857
Income taxes payable	2,077	3,085

Total current liabilities	116,028	89,489
Long-term income taxes payable	25,476	23,471
Deferred income tax liabilities	200	301
Other long-term liabilities	4,933	7,878

Total liabilities	146,637	121,139
Common stock	177	183
Additional paid-in capital	434,825	441,614
Accumulated deficit	(210,698)	(361,048)

Total stockholders' equity	224,304	80,749

Total liabilities and stockholders' equity	(370,941)	(201,888)

1)	Trident is currently performing the necessary analysis to determine whether its long-lived assets were impaired as of
December	31, 2011.

The unaudited condensed consolidated financial information of Trident included in the tables above is extracted from Trident's Form 8-K, which information has been furnished to the SEC on March 8, 2012. Audited 2011 consolidated financial statements of Trident are currently not available, but we do not believe such information would provide further insights into Trident's performance relevant to NXP's investment, considering the fact that Trident is in Chapter 11, and more specifically since we carry our investment in Trident at zero and the Company does not believe it has an obligation to provide additional funding or financing to Trident. Although Rule 3-09 of Regulation S-X would require the filing of 2011 financial statements of Trident Microsystems, Inc. with our Annual Report on Form 20-F, based on the above-mentioned arguments and in particular the fact that such financial statements are not available, the SEC has indicated not to object to the omission of these financial statements at this point in time.

For other information related to equity-accounted investees, see note 33, "Related party transactions".

Non-Controlling Interests	12 Months Ended
Dec. 31, 2011
Non-Controlling Interests [Abstract]
Non-Controlling Interests

11 Non-controlling interests

The share of non-controlling interests in the results of the Company amounted to a profit of $46 million in 2011 (2010: profit of $50 million; 2009: profit of $14 million).

As of December 31, 2011, the balance of non-controlling interests totaled $212 million (2010: $233 million).

Non-controlling interests predominantly relate to the shareholding in SSMC.

Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share

12 Earnings per share

The earnings per share (EPS) data have been calculated as follows:

	000000	000000	000000
	2009	2010	2011
Income (loss) from continuing operations	(185)	(465)	2
Less: Net income (loss) attributable to non-controlling interests	14	50	46

Income (loss) from continuing operations attributable to stockholders	(199)	(515)	(44)
Income (loss) from discontinued operations attributable to stockholders	32	59	434

Net income (loss) attributable to stockholders	(167)	(456)	390
Weighted average number of shares outstanding (after deduction of treasury shares) during the year -in thousands-	215,252	229,280	248,812
Basic/Diluted EPS attributable to stockholders in $:
Income (loss) from continuing operations	(0.93)	(2.25)	(0.17)
Income (loss) from discontinued operations	0.15	0.26	1.74

Net income (loss)	(0.78)	(1.99)	1.57

1)	In 2011, 27,789,634 securities (2010: 24,350,650 securities; 2009: 19,570,435 securities) that could potentially dilute basic EPS were not included in the computation of dilutive EPS because the effect would have been anti-dilutive for the periods presented.

Receivables	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Receivables

13 Receivables

Accounts receivable are summarized as follows:

	000000	000000
	2010	2011
Accounts receivable from third parties	383	425
Less: allowance for doubtful accounts	(6)	(4)
Accounts receivable from equity-accounted investees (net)	19	20

	396	441

Income taxes receivable current portion totaling $14 million (2010: $10 million) are included under other receivables.

The changes in allowances for doubtful accounts are as follows:

	000000	000000	000000
	2009	2010	2011
Balance as of January 1,	2	4	6
Additions charged to income	6	2	2
Deductions from allowance(1)	(2)	—	(2)
Other movements(2)	(2)	—	(2)

Balance end of period	4	6	4

(1)	Write-offs for which an allowance was previously provided
(2)	Includes the effect of translation differences and consolidation changes

Assets And Liabilities Held For Sale	12 Months Ended
Dec. 31, 2011
Assets And Liabilities Held For Sale [Abstract]
Assets And Liabilities Held For Sale

14 Assets and liabilities held for sale

The following table presents the remaining major classes of assets and liabilities classified as held for sale in the consolidated balance sheets as at December 31, 2010 and 2011 related to the former business segment Home (digital television and set-top-boxes) that was sold to Trident Microsystems Inc. on February 8, 2010.

	000000	000000
	2010	2011
Inventories held for sale	39	31
Other liabilities held for sale	(21)	(21)

All assets and liabilities were transferred to Trident, except inventories which will be delivered gradually in 2012 and for which a liability was recorded for an amount of $21 million in promissory notes.

Other assets held for sale as of December 31, 2011 include real estate and other property held for sale following exits or planned exits with a carrying value of $8 million (2010: $9 million). The fair value of these assets classified as held for sale has been based on quoted broker values and is therefore a level 2 measurement.

Total assets held for sale at December 31, 2011 were $39 million (2010: $48 million) whereas the liabilities amounted to $21 million at the end of December 2011 (2010: $21 million).

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories

15 Inventories

Inventories are summarized as follows:

	000000	000000
	2010	2011
Raw materials (1)	68	69
Work in process (1)	361	415
Finished goods	84	134

	513	618

(1)	Supplies have been reclassified from raw materials to work in process.

The portion of the finished goods stored at customer locations under consignment amounted to $15 million as of December 31, 2011 (2010: $19 million).

The amounts recorded above are net of an allowance for obsolescence.

The changes in the allowance for obsolescence are as follows:

	000000	000000	000000
	2009	2010	2011
Balance as of January 1,	83	107	86
Additions charged to income	67	44	35
Deductions from allowance	(33)	(35)	(57)
Other movements(1)	(10)	(30)	(2)

Balance as of December 31	107	86	62

1)	Includes the effect of translation differences and acquisition and divestments (referred to as consolidation changes).

Other Current Assets	12 Months Ended
Dec. 31, 2011
Other Current Assets [Abstract]
Other Current Assets

16 Other current assets

Other current assets are summarized as follows:

	000000	000000
	2010	2011
Deferred tax assets	9	5
Derivative instrument assets	4	2
Capitalized unamortized fees related to the issuance of notes	12	9
Prepayments related to Electronics Design Applications (EDA) contracts	1	—
Subsidies	20	34
Prepayments IT-related	10	8
Prepaid rent	5	4
Other prepaid expenses	68	25

	129	87

Other Non-Current Financial Assets	12 Months Ended
Dec. 31, 2011
Other Non-Current Financial Assets [Abstract]
Other Non-Current Financial Assets

17 Other non-current financial assets

The changes are as follows:

	000000	000000
	2010	2011
Balance as of January 1	35	19
Changes:
Acquisitions/additions	3	1
Sales/repayments	(21)	(3)
Valuation adjustments	3	—
Translation and exchange differences	(1)	—

Balance as of December 31	19	17

Sales/repayments in 2010 mainly relate to the sale of shares and options of the strategic alliance with Virage Logic Corporation.

The balance as of December 31, 2011, mainly consists of restricted liquid assets of $7 million and guarantee deposits of $6 million (2010: $9 million and $6 million, respectively).

Other Non-Current Assets	12 Months Ended
Dec. 31, 2011
Other Non-Current Assets [Abstract]
Other Non-Current Assets

18 Other non-current assets

Other non-current assets are summarized as follows:

	000000	000000
	2010	2011
Prepaid pension costs	22	39
Deferred tax assets	30	19
Capitalized unamortized fees related to the issuance of notes	50	39
Capitalized unamortized fees related to the revolving credit facility	10	10
Other	23	20

	135	127

The average amortization period of capitalized fees related to the issuance cost of notes and revolving credit facility is 5 years.

Property, Plant And Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant And Equipment [Abstract]
Property, Plant And Equipment

19 Property, plant and equipment

Property, plant and equipment consisted of:

	Total	Land and buildings	Machinery and installations	Other equipment	Prepayments and construction in progress	No longer productively employed
Balance as of January 1, 2011:
Cost	2,139	616	1,268	191	64	—
Accumulated depreciation	(975)	(130)	(737)	(108)	—	—

Book value	1,164	486	531	83	64	—
Changes in book value:

Reclassifications	12	—	12	—	—	—
Capital expenditures	221	—	—	—	221	—
Transfer of assets into use	—	11	203	17	(231)	—
Retirements and sales	(30)	(24)	(6)	—	—	—
Depreciation	(283)	(46)	(212)	(25)	—	—
Write-downs and impairments	(6)	(6)	—	—	—	—
Transfer to assets held for sale	(7)	(7)	—	—	—	—
Consolidation changes	—	—	—	—	—	—
Translation differences	(8)	(3)	(3)	(2)	—	—

Total changes	(101)	(75)	(6)	(10)	(10)	—

Balance as of December 31, 2011:
Cost	2,065	494	1,277	185	54	55
Accumulated depreciation	(1,002)	(83)	(752)	(112)	—	(55)

Book value	1,063	411	525	73	54	—

	Total	Land and buildings	Machinery and installations	Other equipment	Prepayments and construction in progress	No longer productively employed
Balance as of January 1, 2010:
Cost	2,301	708	1,374	204	10	5
Accumulated depreciation	(973)	(89)	(759)	(120)	—	(5)

Book value	1,328	619	615	84	10	—

Changes in book value:

Reclassifications	51	—	26	25	—	—
Capital expenditures	258	—	—	—	258	—
Transfer of assets into use	—	14	166	21	(201)	—
Retirements and sales	(35)	(27)	(5)	(3)	—	—
Depreciation	(331)	(53)	(246)	(32)	—	—
Write-downs and impairments	(21)	(14)	(3)	(4)	—	—
Transfer to assets held for sale	(33)	(33)	—	—	—	—
Consolidation changes	(10)	—	(8)	(2)	—	—
Translation differences	(43)	(20)	(14)	(6)	(3)	—

Total changes	(164)	(133)	(84)	(1)	54	—

Balance as of December 31, 2010:
Cost	2,139	616	1,268	191	64	—
Accumulated depreciation	(975)	(130)	(737)	(108)	—	—

Book value	1,164	486	531	83	64	—

Reclassifications represent capital lease equipment from Germany (2010: Nijmegen (the Netherlands) and Philippines).

Land with a book value of $62 million (2010: $79 million) is not depreciated.

Property, plant and equipment includes $18 million (2010: $24 million) for leased assets, relating to land and buildings, $3 million (2010: $3 million), relating to machinery and installations $5 million (2010: $6 million) and $10 million (2010: $15 million) relating to other equipment. Reference is made to note 30, capital lease obligations.

The expected service lives of property, plant and equipment as of December 31, 2011 were as follows:

Buildings	from 9 to 50 years
Machinery and installations	from 2 to 7 years
Other equipment	from 1 to 5 years

There was no significant construction in progress and therefore no related capitalized interest.

Intangible Assets Excluding Goodwill	12 Months Ended
Dec. 31, 2011
Intangible Assets Excluding Goodwill [Abstract]
Intangible Assets Excluding Goodwill

20 Intangible assets excluding goodwill

The changes in 2011 were as follows:

	Total	Other intangible assets	Software
Balance as of January 1, 2011
Cost	2,928	2,869	59
Accumulated amortization	(1,442)	(1,397)	(45)

Book value	1,486	1,472	14
Changes in book value:
Acquisitions/additions	10	—	10
Amortization	(301)	(291)	(10)
Translation differences and other	(24)	(23)	(1)

Total changes	(315)	(314)	(1)
Balance as of December 31, 2011:
Cost	2,536	2,473	63
Accumulated amortization	(1,365)	(1,315)	(50)

Book value	1,171	1,158	13

	Total	Other intangible assets	Software
Balance as of January 1, 2010
Cost	3,202	3,074	128
Accumulated amortization	(1,316)	(1,229)	(87)

Book value	1,886	1,845	41
Changes in book value:
Acquisitions/additions	15	9	6
Divestments	(6)	(2)	(4)
Amortization	(295)	(281)	(14)
Translation differences and other	(114)	(99)	(15)

Total changes	(400)	(373)	(27)
Balance as of December 31, 2010:
Cost	2,928	2,869	59
Accumulated amortization	(1,442)	(1,397)	(45)

Book value	1,486	1,472	14

Other intangible assets in 2011 consist of:

	January 1, 2011		December 31, 2011
	Gross	Accumulated amortization	Gross	Accumulated amortization
Marketing-related	75	(72)	18	(16)
Customer-related	454	(149)	411	(143)
Technology-based	2,340	(1,176)	2,044	(1,156)

	2,869	(1,397)	2,473	(1,315)

The estimated amortization expense for these other intangible assets for each of the five succeeding years is:

2012	260
2013	260
2014	260
2015	184
2016	73

All intangible assets, excluding goodwill, are subject to amortization and have no assumed residual value.

The expected weighted average remaining life of other intangibles is 5 years as of December 31, 2011.

The estimated amortization expense for software as of December 31, 2011 for each of the five succeeding years is:

2012	7
2013	4
2014	2
2015	—
2016	—

The expected weighted average remaining lifetime of software is 2 years as of December 31, 2011.

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill

21 Goodwill

The changes in goodwill in 2010 and 2011 were as follows:

	2010	2011
Balances as of January 1
Cost	2,639	2,529
Accumulated impairment	(247)	(230)

Book value	2,392	2,299
Changes in book value:
Adjustments	28	—
Acquisitions	2	—
Translation differences	(123)	(68)

Total changes	(93)	(68)

Balances as of December 31
Cost	2,529	2,454
Accumulated impairment	(230)	(223)

Book value	2,299	2,231

Acquisitions in 2010 related to goodwill are associated with the acquisition of Jennic.

As a result of various additional settlements related to acquisitions in previous years, goodwill was adjusted in 2010. These settlements are reflected under 'adjustments' and are predominantly related to deferred tax effects associated with purchase price accounting from the formation of the Company in September 2006 the ("Formation").

The 2011 annual impairment test confirmed that the Company's reporting units' fair value substantially exceeded its carrying value. The Company concluded that in 2011 and 2010 there were no impairment charges.

See note 4, "Information by segment and main country", for goodwill by segment and note 5, "Acquisitions and divestments".

Accrued Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Liabilities [Abstract]
Accrued Liabilities

22 Accrued liabilities

Accrued liabilities are summarized as follows:

	2010	2011
Personnel-related costs:
- Salaries and wages	142	54
- Accrued vacation entitlements	40	37
- Other personnel-related costs	14	19
Utilities, rent and other	16	17
Income tax payable (refer to note 9)	5	36
Communication & IT costs (including accruals related to EDA contracts)	41	10
Distribution costs	7	7
Sales-related costs	8	13
Purchase-related costs	17	5
Interest accruals	92	74
Derivative instruments—liabilities (refer to note 38)	6	3
Liabilities for restructuring costs (refer to note 7)	10	2
Other accrued liabilities	63	55

	461	332

Other accrued liabilities consist of various smaller items.

Provisions	12 Months Ended
Dec. 31, 2011
Provisions [Abstract]
Provisions

23 Provisions

Provisions are summarized as follows:

	2010		2011
	Long-term	Short-term	Long-term	Short-term
Provisions for defined-benefit pension plans (refer to note 24)	143	8	144	9
Other postretirement benefits (refer to note 25)	6	1	7	—
Restructuring (mainly postemployment benefits and obligatory severance payments) (refer to note 7)	32	55	52	45
Deferred tax liabilities (refer to note 9)	106	2	91	1
Liability for unrecognized tax benefits	62	9	11	6
Other provisions	66	20	42	69	*

Total	415	95	347	130

*	Other short-term provisions include approximately $45 million of liabilities incurred in connection with the sale of the Sound Solutions business. Settlements of these liabilities will be reported as cash flows from discontinued operations.

The changes in total provisions excluding deferred tax liabilities and liabilities for uncertain tax positions liabilities are as follows:

	2009	2010	2011
Balances as of January 1	629	497	330
Changes:
Additions	108	83	153
Utilizations	(166)	(175)	(83)
Releases	(76)	(56)	(23)
Translation differences	2	(17)	(9)
Changes in consolidation	—	(2)	—

Balances as of December 31	497	330	368

Restructuring

The provision for restructuring generally covers benefits provided to former or inactive employees after employment but before retirement, including salary continuation, supplemental unemployment benefits and disability-related benefits and the Company's commitment to pay employees a lump sum upon the employee's dismissal or resignation.

Loss contingencies (environmental remediation and product liability)

The Company did not incur any material costs with respect to environmental remediation and product liability obligations.

Other provisions

Other provisions include provisions for employee jubilee funds totaling $21 million as of December 31, 2011 (2010: $23 million), provisions for legal claims totaling $15 million (2010: $32 million) and other various smaller items.

Pensions	12 Months Ended
Dec. 31, 2011
Pensions [Abstract]
Pensions

24 Pensions

Our employees participate in employee pension plans in accordance with the legal requirements, customs and the local situation in the respective countries. These are defined-benefit pension plans, defined-contribution plans and multi-employer plans.

The Company's employees in The Netherlands participate in a multi-employer plan, implemented for the employees of the Metal and Electrical Engineering Industry ("Bedrijfstakpensioenfonds Metalelektro or PME") in accordance with the mandatory affiliation to PME effective for the industry in which NXP operates. As this affiliation is a legal requirement for the Metal and Electrical Engineering Industry it has no expiration date. This PME multi-employer plan (a career average plan) covers approximately 1,230 companies and 680,000 participants. The plan monitors its risk on an aggregate basis, not by company or participant and can therefore not be accounted for as a defined benefit plan. The pension fund rules state that the only obligation for affiliated companies will be to pay the annual plan contributions. There is no obligation for affiliated companies for additional funding to recover from plan deficits. Affiliated companies will also have no entitlements to any possible surpluses in the pension fund.

Every participating company contributes the same fixed percentage of its total pension base, being pensionable salary minus an individual offset. The Company's pension cost for any period is the amount of contributions due for that period.

The coverage ratio of the PME plan was 90% as of December 31, 2011. Regulations require PME to have a coverage ratio (ratio of the plan's assets to its obligations) of 104.3 % for the total plan as of December 31, 2012, which should be achieved via a Recovery Plan. As the coverage ratio as of December 31, 2011 is below the path indicated in the Recovery Plan, PME has announced their intention to reduce pension rights by approximately 6% as of April 1, 2013 should the coverage ratio as of December 31, 2012 remain below the required level. The contribution rate will increase from 25.0% (2011) to 26.5% (2012) to meet the funding requirements for the accrual of new pension rights.

PME multi-employer plan	2009	2010	2011
NXP's contributions to the plan	61	53	59
(including employees' contributions)	3	2	2
Number of NXP's active employees participating in the plan	4,284	3,537	3,256
NXP's contribution to plan exceeded more than 5 percent of total contribution (as of December 31 of the plan's year end)	No	No	No

The amount included in the statement of operations for the year 2011 was $90 million (2010: $83 million; 2009: $77 million) of which $16 million (2010: $15 million; 2009: $19 million) represents defined-contribution plans and $54 million (2010: $48 million; 2009: $38 million) represents the PME multi-employer plans.

Defined-benefit plans

The benefits provided by defined-benefit plans are based on employees' years of service and compensation levels. Contributions are made by the Company, as necessary, to provide assets sufficient to meet the benefits payable to defined-benefit pension plan participants.

These contributions are determined based upon various factors, including funded status, legal and tax considerations as well as local customs. The Company funds certain defined-benefit pension plans as claims are incurred.

The total cost of defined-benefit plans amounted to $20 million in 2011 (2010: $20 million; 2009: $20 million) consisting of $21 million ongoing cost (2010: $20 million; 2009: $24 million) and a gain of $1 million from special events resulting from redesign, curtailments and settlements.

The table below provides a summary of the changes in the pension benefit obligations and defined-benefit pension plan assets for 2011 and 2010, associated with the Company's dedicated plans, and a reconciliation of the funded status of these plans to the amounts recognized in the consolidated balance sheets.

	2010	2011
Projected benefit obligation
Projected benefit obligation at beginning of year	326	347
Additions	—	3
Service cost	12	12
Interest cost	15	15
Actuarial (gains) and losses	21	(5)
Curtailments and settlements	(4)	(6)
Plan amendments	—	(1)
Benefits paid	(20)	(13)
Exchange rate differences	(3)	(10)

Projected benefit obligation at end of year	347	342

Plan assets
Fair value of plan assets at beginning of year	152	148
Actual return on plan assets	8	10
Employer contributions	17	13
Curtailments and settlements	(3)	(6)
Benefits paid	(20)	(13)
Exchange rate differences	(6)	(5)

Fair value of plan assets at end of year	148	147

Funded status	(199)	(195)

Classification of the funded status is as follows
- Prepaid pension cost within other non-current assets	22	25
- Accrued pension cost within other non-current liabilities	(70)	(67)
- Provisions for pensions within provisions	(151)	(153)

Total	(199)	(195)
Accumulated benefit obligation
Accumulated benefit obligation for all Company-dedicated benefit pension plans	300	299

Plans with assets less than accumulated benefit obligation
Funded plans with assets less than accumulated benefit obligation
- Fair value of plan assets	10	22
- Accumulated benefit obligations	52	60
- Projected benefit obligations	72	79
Unfunded plans
- Accumulated benefit obligations	136	140
- Projected benefit obligations	149	153

Amounts recognized in accumulated other comprehensive income (before tax)
Total AOCI at beginning of year	(44)	(21)
- Net actuarial loss (gain)	21	(9)
- Prior service cost (credit)	—	(1)
- Exchange rate differences	2	1

Total AOCI at end of year	(21)	(30)

Changes in accumulated other comprehensive income (before tax) consist of
Total net actuarial loss (gain) at beginning of year	(45)	(22)
- Net actuarial loss (gain) arising during the year	20	(9)
- Net actuarial (loss) gain recognized in income during the year	1	—
- Exchange rate difference	2	1

Total net actuarial loss (gain) at end of year	(22)	(30)

Total prior service cost (credit) at beginning of year	1	1
- Prior service cost (credit) arising during the year	—	(1)

Total prior service cost (credit) at end of year	1	—

The weighted average assumptions used to calculate the projected benefit obligations were as follows:

	2010	2011
Discount rate	4.3%	4.4%
Rate of compensation increase	3.1%	3.1%

The weighted average assumptions used to calculate the net periodic pension cost were as follows:

	2009	2010	2011
Discount rate	4.6%	4.8%	4.3%
Expected returns on plan assets	4.3%	4.3%	4.2%
Rate of compensation increase	3.1%	3.0%	3.1%

For the Company's major plans, the discount rate used is based on high quality corporate bonds (iBoxx Corporate Euro AA 10+).

Plans in countries without a deep corporate bond market use a discount rate based on the local sovereign rate and the plans maturity (Bloomberg Government Bond Yields).

Expected returns per asset class are based on the assumption that asset valuations tend to return to their respective long-term equilibria. The Expected Return on Assets for any funded plan equals the average of the expected returns per asset class weighted by their portfolio weights in accordance with the fund's strategic asset allocation.

The components of net periodic pension costs were as follows:

	2009	2010	2011
Service cost	15	12	12
Interest cost on the projected benefit obligation	14	15	15
Expected return on plan assets	(6)	(6)	(6)
Amortization of prior service cost	—	—	—
Amortization of net (gain) loss	(2)	(1)	—
Curtailments & settlements	(4)	(1)	(1)
Other	3	1	—

Net periodic cost	20	20	20

A sensitivity analysis shows that if the discount rate increases by 1% from the level of December 31, 2011, with all other variables held constant, the net periodic pension cost would increase by $2 million. If the discount rate decreases by 1% from the level of December 31, 2011, with all other variables held constant, the net periodic pension cost would decrease by $2 million.

Both the estimated net actuarial loss (gain) and prior service cost that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year (2012) are nil.

Plan assets

The actual pension plan asset allocation at December 31, 2010 and 2011 is as follows:

	2010	2011
Asset category:
Equity securities	17%	21%
Debt securities	57%	64%
Insurance contracts	8%	4%
Other	18%	11%

	100%	100%

We met our target plan asset allocation. The investment objectives for the pension plan assets are designed to generate returns that, along with the future contributions, will enable the pension plans to meet their future obligations. The investments in our major defined benefit plans largely consist of government bonds, "Level 2" Corporate Bonds and cash to mitigate the risk of interest fluctuations. The asset mix of equity, bonds, cash and other categories is evaluated every three years by an asset-liability modeling study for our largest plan. The assets of funded plans in other countries mostly have a large proportion of fixed income securities with return characteristics that are aligned with changes in the liabilities caused by discount rate volatility. Total pension plan assets of $147 million include $134 million related to the German, Swiss and Philippine pension funds. From this $134 million 19% is categorized as a Level 1 measurement, 78% as a Level 2 measurement and 3% as a Level 3 measurement. From the remaining assets of $13 million an amount of $6 million relates to assets held by insurance companies.

The Company currently expects to make cash contributions of $79 million in 2012, consisting of $4 million of employer contributions to defined-benefit pension plans, $18 million of employer contributions to defined-contribution pension plans, $50 million of employer contributions to multi-employer plans and $7 million of expected cash payments in relation to unfunded pension plans.

Estimated future pension benefit payments

The following benefit payments are expected to be made (including those for funded plans):

2012	19
2013	13
2014	13
2015	14
2016	15
Years 2017-2021	88

Postretirement Benefits Other Than Pensions	12 Months Ended
Dec. 31, 2011
Postretirement Benefits Other Than Pensions [Abstract]
Postretirement Benefits Other Than Pensions

25 Postretirement benefits other than pensions

In addition to providing pension benefits, the Company provides other postretirement benefits, primarily retiree healthcare benefits in the United States accounted for as defined-benefit plans. The Company funds these other postretirement benefit plans as claims are incurred.

The amounts included in the consolidated statements of operations for 2011 are an expense of $1 million (2010: $1 million; 2009: $1 million).

The accumulated postretirement benefit obligation at the end of 2011 equals $7 million (2010: $7 million).

Other Current Liabilities	12 Months Ended
Dec. 31, 2011
Other Current Liabilities [Abstract]
Other Current Liabilities

26 Other current liabilities

Other current liabilities are summarized as follows:

	2010	2011
Other taxes including social security premiums	26	16
Amounts payable under pension plans	22	12
Other short-term liabilities	47	31

Total	95	59

Short-Term Debt	12 Months Ended
Dec. 31, 2011
Short-Term Debt [Abstract]
Short-Term Debt

27 Short-term debt

	2010	2011
Revolving credit facility	400	—
Other short-term bank borrowings	18	35
Current portion of long-term debt	5	17

Total	423	52

At December 31, 2011, we have a Secured Revolving Credit Facility of $647 million based on exchange rates on that date compared to $669 million at December 31, 2010 based on exchange rates on that date, which we entered into on September 29, 2006 in order to finance our working capital requirements and general corporate purposes. Amounts drawn from the Revolving Credit Facility are classified as short-term debt.

During 2011, drawings of the Revolving Credit Facility have been fully redeemed at year-end. At December 31, 2010, the sum of drawings was $400 million.

The weighted average interest rate under the Secured Revolving Credit Facility was 3.0% as of December 31, 2011 (3.2% as of December 31, 2010).

At December 31, 2011, other short-term bank borrowings of $35 million (2010: $18 million) consisted of a local bank borrowing by our Chinese subsidiary.

The applicable weighted average interest rate during 2011 was 4.36% (2010: 2.80%).

On May 10, 2010, we entered into a €458 million Forward Start Revolving Credit Facility, which becomes available, subject to specified conditions, on September 28, 2012, and matures on September 28, 2015, to replace our existing Secured Revolving Credit Facility. The conditions to utilization of the Forward Start Revolving Credit Facility include specified closing conditions, as well as conditions (i) that our consolidated net debt does not exceed $3,750 million as of June 30, 2012 (and if it exceeds $3,250 million on such date, the commitments under the Forward Start Revolving Credit Facility will be reduced by 50%), and (ii) that we issue on or before September 28, 2012, securities with gross proceeds of $500 million, having a maturity at least 180 days after the maturity of the Forward Start Revolving Credit Facility, the proceeds of which are to be used to refinance debt (other than debt under the Secured Revolving Credit Facility) that matures before the maturity of the Forward Start Revolving Credit Facility.

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt

28 Long-term debt

	Range of interest rates	Average rate of interest	Amount outstanding 2011	Due in 2012	Due after 2012	Due after 2016	Average remaining term (in years)	Amount outstanding December 31, 2010
EUR notes	4.3%-10.0%	7.1%	476	—	476	—	2.9	1,193
USD notes	3.15%-10.0%	7.5%	3,262	10	3,252	1,845	5.0	2,911
Bank borrowings	2.0%	2.0%	4	—	4	—	2.6	2
Liabilities arising from capital lease transactions	2.6%-13.3%	5.6%	22	7	15	1	2.6	24
Other long-term debt	—	—	—	—	—	—	—	3

		7.4%	3,764	17	3,747	1,846	4.7	4,133
Corresponding data of previous year		7.0%	4,133	5	4,128	1,003	4.4

The following amounts of long-term debt at book value as of December 31, 2011 are due in the next 5 years:

2012	17
2013	482
2014	18
2015	784
2016	617
Due after 5 years	1,846

3,764

Related to the Formation, NXP issued on October 12, 2006 several series of notes with maturities ranging from 7 to 9 years with a mix of floating and fixed rates. Several series are denominated in U.S. dollar and several series are euro denominated. The euro and U.S. dollar notes represent 13% and 87% respectively of the total principal amount of the notes outstanding. The series of unsecured debt have a remaining tenor of 3.8 years. The remaining tenor of secured debt is on average 5.0 years.

Debt exchange and repurchase

At December 31, 2011, total long-term debt has been reduced to $3,747 million from $4,128 million at December 31, 2010 and $4,673 million at December 31, 2009.

In 2011 the long-term debt level was reduced by $381 million through various long-term debt transactions, open market transactions and exchange rate differences. All outstanding 2014 Dollar Fixed Rate Notes were redeemed for $362 million. Extinguishment of debt in 2011 amounted to a loss of $32 million compared to a gain of $57 million in 2010.

A covenant term loan due in 2017 was issued for $500 million whereas $100 million of 2013 Dollar Floating Rate Secured Notes together with €143 million of 2013 Euro Floating Rate Secured Notes were redeemed. Several open market transactions led to a reduction in principal amount of: Euro denominated Senior Notes 2015 of €32 million, U.S. dollar denominated Senior Notes 2015 of $96 million and U.S. dollar denominated Senior Secured Notes 2018 of $78 million.

In a private transaction, $615 million of Floating Rate Secured Notes 2016 were issued in exchange for €202 million of Euro Floating Rate Secured Notes 2013, $257 million of USD Floating Rate Secured Notes 2013 and cash consideration of $71 million, the latter which has been used in combination with cash to redeem $76 million of USD Floating Rate Secured Notes 2013.

A second covenant term loan due in 2017 for $500 million was issued and used to redeem $275 million of USD Floating Rate Secured Notes 2013 and €150 million of EUR Floating Rate Secured Notes 2013

In 2010, our long-term debt level was reduced by $545 million. We bought back $1,440 million of our outstanding debt for cash consideration of $1,383 million. This was financed by cash from operations and our offer of $1,000 million Senior Secured Notes due in 2018 (the bank fees related to this new issuance of $28 million were capitalized) and $448 million of net proceeds from the completion of an IPO.

The Company may from time to time continue to seek to retire or purchase its outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise.

Other effects on the total long-term debt position relate to the translation of euro-denominated notes outstanding.

Euro notes

The Euro notes outstanding as of the end of December 2011 consist of the following three series:

•	a €203 million aggregate principal amount of 8.625% senior notes due 2015; and

•

a €142 million aggregate principal amount of floating rate senior secured notes due 2013 with an interest rate of three-month EURIBOR plus 2.75%, except that the interest rate for the period beginning on the date these notes were offered, October 12, 2006 through January 14, 2007, was 6.214%; and

•	a €29 million aggregate principal amount of 10% super priority notes due 2013.

U.S. dollar-denominated notes

The U.S. dollar-denominated notes consist of the following seven series:

•	a $221 million aggregate principal amount of 10% super priority notes due 2013; and

•

a $58 million aggregate principal amount of floating rate senior secured notes due 2013 with an interest rate of three-month LIBOR plus 2.75%, except that the interest rate for the period beginning on the date these notes were offered, October 12, 2006 through January 14, 2007, was 8.118%; and

•	a $510 million aggregate principal amount of 9.5% senior notes due 2015; and

•	a $615 million aggregate principal amount of floating rate senior secured notes due 2016 with an interest rate of three-month LIBOR plus 5.5%; and

•	a $499 million aggregate principal amount of floating rate senior secured term loan due 2017 with an interest rate of LIBOR plus 4.25% with a floor of 1.25%; and

•	a $496 million aggregate principal amount of floating rate senior secured term loan due 2017 with an interest rate of LIBOR plus 3.25% with a floor of 1.25%; and

•	a $922 million aggregate principal amount of 9.75% senior secured notes due 2018.

Certain terms and Covenants of the Euro and U.S. dollar-denominated notes

The Company is not required to make mandatory redemption payments or sinking fund payments with respect to the notes. With respect to the 2017 Term Loans, the Company is required to repay $10 million annually ($1.25 million per 2017 Term Loan per quarter).

The indentures governing the notes contain covenants that, among other things, limit the Company's ability and that of restricted subsidiaries to incur additional indebtedness, create liens, pay dividends, redeem capital stock or make certain other restricted payments or investments; enter into agreements that restrict dividends from restricted subsidiaries; sell assets, including capital stock of restricted subsidiaries; engage in transactions with affiliates; and effect a consolidation or merger.

Certain portions of long-term and short-term debt as of December 31, 2011 in the principal amount of $3,033 million (2010: $3,639 million) have been secured by collateral on substantially all of the Company's assets and of certain of its subsidiaries.

The notes are fully and unconditionally guaranteed jointly and severally, on a senior basis by certain of the Company's current and future material wholly owned subsidiaries ("Guarantors").

Pursuant to various security documents related to the above mentioned secured notes and the $647 million (denominated €500 million) committed revolving credit facility, the Company and each Guarantor has granted first priority liens and security interests in, amongst others, the following, subject to the grant of further permitted collateral liens:

(a)	all present and future shares of capital stock of (or other ownership or profit interests in) each of its present and future direct subsidiaries, other than SMST Unterstützungskasse GmbH, and material joint venture entities;

(b)	all present and future intercompany debt of the Company and each Guarantor;

(c)	all of the present and future property and assets, real and personal, of the Company, and each Guarantor, including, but not limited to, machinery and equipment, inventory and other goods, accounts receivable, owned real estate, leaseholds, fixtures, general intangibles, license rights, patents, trademarks, trade names, copyrights, chattel paper, insurance proceeds, contract rights, hedge agreements, documents, instruments, indemnification rights, tax refunds, but excluding cash and bank accounts; and

(d)	all proceeds and products of the property and assets described above.

Notwithstanding the foregoing, certain assets may not be pledged (or the liens not perfected) in accordance with agreed security principles, including:

•	if the cost of providing security is not proportionate to the benefit accruing to the holders; and

•	if providing such security requires consent of a third party and such consent cannot be obtained after the use of commercially reasonable efforts; and

•

if providing such security would be prohibited by applicable law, general statutory limitations, financial assistance, corporate benefit, fraudulent preference, "thin capitalization" rules or similar matters or providing security would be outside the applicable pledgor's capacity or conflict with fiduciary duties of directors or cause material risk of personal or criminal liability after using commercially reasonable efforts to overcome such obstacles; and

•

if providing such security would have a material adverse effect (as reasonably determined in good faith by such subsidiary) on the ability of such subsidiary to conduct its operations and business in the ordinary course as otherwise permitted by the indenture; and

•

if providing such security or perfecting liens thereon would require giving notice (i) in the case of receivables security, to customers or (ii) in the case of bank accounts, to the banks with whom the accounts are maintained. Such notice will only be provided after the secured notes are accelerated.

Subject to agreed security principles, if material property is acquired by the Company or a Guarantor that is not automatically subject to a perfected security interest under the security documents, then the Company or relevant Guarantor will within 60 days provide security over this property and deliver certain certificates and opinions in respect thereof as specified in the indenture governing the notes.

Other Non-Current Liabilities	12 Months Ended
Dec. 31, 2011
Other Non-Current Liabilities [Abstract]
Other Non-Current Liabilities

29 Other non-current liabilities

Other non-current liabilities are summarized as follows:

	$000,000	$000,000
	2010	2011
Accrued pension costs	70	67
Asset retirement obligations	12	7
Income tax payable non-current	—	11
Amounts payable under pension plans	—	10
Liabilities related to EDA contracts	11	—
Other	14	17

	107	112

Contractual Obligations	12 Months Ended
Dec. 31, 2011
Contractual Obligations [Abstract]
Contractual Obligations

30 Contractual obligations

For an explanation of long-term debt and other long-term liabilities, see note 28 and 29.

Capital lease obligations

Property, plant and equipment includes $18 million as of December 31, 2011 (2010: $24 million) for capital leases and other beneficial rights of use, such as building rights and hire purchase agreements. The financial obligations arising from these contractual agreements are reflected in long-term debt.

The details of the capital lease obligations are as follows:

	$000,000	$000,000	$000,000
	Future minimum lease payments	Interest	Present value of minimum lease payments
2012	8	1	7
2013	8	1	7
2014	6	1	5
2015	1	—	1
2016	1	—	1
Later	1	—	1

Total	25	3	22

Operating leases

Long-term operating lease commitments totaled $171 million as of December 31, 2011 (2010: $150 million). The long-term operating leases are mainly related to the rental of buildings. These leases expire at various dates during the next 30 years.

The future payments that fall due in connection with these obligations are as follows:

$000,000
2012	31
2013	26
2014	25
2015	24
2016	15
Later	50

Total	171

Operating lease payments for 2011 totaled $36 million (2010: $37 million; 2009: $37 million).

Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Contingent Liabilities [Abstract]
Contingent Liabilities

31 Contingent liabilities

Guarantees

At the end of 2011 there were no material guarantees recognized by the Company.

Other commitments

The Company has made certain commitments to SSMC, whereby the Company is obligated to make cash payments to SSMC should it fail to purchase an agreed-upon percentage of the total available capacity at SSMC's fabrication facilities if overall SSMC utilization levels drop below a fixed proportion of the total available capacity. In the periods presented in these financial statements no such payments were made. Furthermore, other commitments exist with respect to long-term obligations for a joint development contract with Catena Holding BV of $12 million.

Environmental remediation

As with other companies engaged in similar activities or that own or operate real property, the Company faces inherent risks of environmental liability at our current and historical manufacturing facilities.

Soil and groundwater contamination has been identified at our property in Hamburg, Germany. At our Hamburg location, the remediation process has been ongoing for several years and is expected to continue for several years.

Our former property in Lent, the Netherlands, is affected by trichloroethylene contamination. ProRail B.V., owns certain property located nearby and has claimed that we have caused trichloroethylene contamination on their property. We have rejected ProRail's claims, as we believe that the contamination was caused by a prior owner of our property in Lent. While we are currently not taking any remediation or other actions, we estimate that our aggregate potential liability, if any, in respect of this property will not be material.

Asbestos contamination has been found in certain parts of our properties in Manchester in the United Kingdom and in Nijmegen, the Netherlands. In the United Kingdom, we will be required to dispose of the asbestos when the buildings currently standing on the property are demolished. We estimate our potential liability will not be material. In the Netherlands, we will be required to remediate the asbestos contamination at a leased property, upon termination of the lease. The lease is not expected to end soon and we estimate the cost of remediation will not be material.

Litigation

With the support from its in-house and outside counsel and based on its best estimate, the Company records an accrual for any claim that arises whenever it considers that it is probable that it is exposed to a loss contingency and the amount of the loss contingency can be reasonably estimated. Based on the most current information available to it and based on its best estimate, the Company also reevaluates at least on a quarterly basis the claims that have arisen to determine whether any new accruals need to be made or whether any accruals made need to be adjusted.

Based on the procedures described above, the Company has an aggregate amount of approximately $15 million accrued for legal proceedings pending as of December 31, 2011, compared to approximately $32 million as of December 31, 2010 and approximately $15 million as December 31, 2009. Such accruals are part of the "Other provisions," as referred to in note 23, "Provisions" to the Company's financial statements. There can be no assurance that the Company's accruals will be sufficient to cover the extent of its potential exposure to losses. Historically, legal actions have not had a material adverse effect on the Company's business, results of operations or financial condition.

Set forth below are descriptions of our most important legal proceedings pending as of December 31, 2011, for which the related loss contingency is either probable or reasonably possible, including the legal proceedings for which accruals have been made:

*	Three former employees of Signetics Corp, a predecessor of NXP Semiconductors USA, Inc. and their respective children each separately filed various counts against NXP Semiconductors USA, Inc. (negligence, premises liability, strict liability, abnormal and ultrahazardous activity, willful and wanton misconduct and loss of consortium) asserting exposure to harmful chemicals and substances while the employees concerned were working in a factory "clean room" of Signetics Corp., resulting in alleged physical injuries and eventual birth defects to their children (cases No. N09C-10-032 JRJ, N10C-05-137 JRJ and 1-10-CV-188679). Initial discovery has commenced by both sides in above mentioned cases. Actual substantive responses are pending. Trial dates for Case No. N09C-10 032 and Case No. N10C-05-137 have been set at October 7, 2013 and April 28, 2014, respectively. No trial date has been set in Case No. 1-10-CV-188679 yet.

*	Norit Winkelsteeg B.V. and Vitens N.V. alleged that NXP Semiconductors Netherlands B.V. breached a contract it had entered into with them to build a so-called "permeate-water" factory or, in the alternative, had terminated negotiations to enter into such contract in bad faith. Claimants hold NXP Semiconductors Netherlands B.V. liable for all costs, expenses and damages, including loss of profit. In an interim judgment dated January 27, 2009, the Court of Appeal in Arnhem, the Netherlands, recognized that part of the claim related to costs and expenses could be awarded but the Court further stated that reticence must be observed in awarding compensation for loss of profits. Court appearance is adjourned.

*	In 2007, certain former employees of NXP Semiconductors France SAS employed by a subsidiary of the DSP Group, Inc. filed a claim against NXP Semiconductors France SAS before the Tribunal de Grande Instance in an emergency procedure (procédure de référé) to demand re-integration within NXP Semiconductors France SAS, following the closure of the DSP Group's activities in France and the consequent termination of their employment agreements. The claim was rejected by the Tribunal de Grande Instance. The employees concerned then brought the same claim before the Social Court (Conseil de Prud'hommes) in Caen which, on April 27, 2010, also ruled in favor of NXP Semiconductors France SAS. The claimants filed for an appeal in last resort on May 18, 2010, which is still pending.

*	ILM Technologies France S.à.r.l. and AMO Consulting S.à.r.l. filed a complaint against NXP Semiconductors France SAS with the Commercial Court (Tribunal de Commerce) of Mans, in France, in November 2007 for breach of a services contract without cause. ILM Technologies France S.à.r.l. and AMO Consulting S.à.r.l. lost the case in first instance on March 30, 2009 and, in appeal on October 19, 2010, before the Court of Appeal (Cour d'Appel) in Angers, France. ILM Technologies France S.à r.l and AMO Consulting S.à r.l. filed for appeal in last resort with the Supreme Court (Cour de Cassation), which is still pending.

In addition, on January 7, 2009, the European Commission issued a release in which it confirmed it had started an investigation in the smart card chip sector. The European Commission has reason to believe that the companies concerned may have violated European Union competition rules prohibiting certain practices such as price fixing, customer allocation and the exchange of commercially sensitive information. As one of the companies active in the smart card chip sector, NXP is subject to this ongoing investigation and is assisting the regulatory authorities in this investigation. The investigation is in its initial stage and it is currently not possible to reliably estimate its outcome.

The estimated aggregate range of reasonably possible losses is based on currently available information in relation to the claims that have arisen and on the Company's best estimate of such losses for those cases for which such estimate can be made. For certain claims, the Company believes that an estimate cannot currently be made. The estimated aggregate range requires significant judgment, given the varying stages of the proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants (including the Company) in such claims whose share of liability has yet to be determined, the numerous yet-unresolved issues in many of the claims, and the attendant uncertainty of the various potential outcomes of such claims. Accordingly, the Company's estimate will change from time to time, and actual losses may be more than the current estimate. As at December 31, 2011, the Company believes that for all litigation pending its aggregate exposure to loss in excess of the amount accrued could range between $0 and approximately $20 million.

Stockholders' Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity [Abstract]
Stockholders' Equity

32 Stockholders' equity

The Company amended its Articles of Association on August 2, 2010 in order to effect a 1-for-20 reverse stock split of its shares of common stock. As a consequence, the number of shares outstanding on August 2, 2010 (4,305,030,000 shares) has been adjusted to 215,251,500 shares. The exercise price and the number of shares of common stock issuable under the Company's share-based compensation plans were proportionately adjusted to reflect the reverse stock split. Basic and diluted weighted average shares outstanding and earnings per share have been calculated to reflect the reverse stock split in all periods presented. The share capital of the Company as of December 31, 2011 and 2010 consists of 1,076,257,500 authorized shares, including 430,503,000 authorized shares of common stock, and 645,754,500 authorized but unissued shares of preferred stock.

In 2010, the Company completed its initial public offering of 34 million shares of common stock, priced at $14 per share, resulting in net proceeds of $448 million, after deducting underwriting discounts and commissions and offering expenses totaling $28 million. As a result, the number of common shares increased from 215,251,500 shares to 249,251,500 shares. In connection with long-term equity incentive plans introduced in November 2010 and 2011, the Company has issued a total number of 2,500,000 additional shares of common stock.

At December 31, 2011, the Company has issued and paid up 251,751,500 shares (2010: 250,751,500 shares) of common stock each having a par value of €0.20 or a nominal stock capital of €50 million.

Option rights/restricted share units/equity rights

The Company has granted stock options, restricted share units and equity rights to the employees of NXP B.V. and its subsidiaries to receive the Company's shares or depository receipts in the future (see note 34, "Share-based compensation").

Treasury shares

In connection with the Company's share repurchase programs, which started in 2011, shares which have been repurchased and are held in treasury for delivery upon exercise of options and under restricted share programs, are accounted for as a reduction of stockholders' equity. Treasury shares are recorded at cost, representing the market price on the acquisition date. When issued, shares are removed from treasury shares on a first-in, first-out (FIFO) basis.

Any difference between the cost and the cash received at the time treasury shares are issued, is recorded in capital in excess of par value, except in the situation in which the cash received is lower than cost and capital in excess of par value related to gains arising from previous sales have been depleted.

The following transactions took place resulting from employee option and share plans in 2011:

2011
Shares with "Stichting"	2,299,996
Average price in $ per share	0.28
Amount paid	—

Shares acquired under repurchase program	3,389,480
Average price in $ per share	16.95
Amount paid	57

Shares delivered	1,774,332
Average price in $ per share	—
Amount received	10

Total shares in treasury at year-end	3,915,144
Total cost	57

Related-Party Transactions	12 Months Ended
Dec. 31, 2011
Related-Party Transactions [Abstract]
Related-Party Transactions

33 Related-party transactions

The Company's related parties are the Private Equity Consortium, the members of the board of directors of NXP Semiconductors N.V., Philips, the members of the management team of NXP Semiconductors N.V. and equity-accounted investees.

Advisory Services Agreements

The members of the Private Equity Consortium provide certain advisory services to NXP Semiconductors N.V. We have entered into separate agreements in this regard with the respective parties, under which each of the various legal entities receive an annual advisory fee of $25,000 (with an aggregate total amount of $125,000 annually).

Shareholders' Agreement

Prior to the consummation of the initial public offering of NXP Semiconductors N.V. in August 2010, the members of the Private Equity Consortium restructured their indirect shareholding in the common stock of NXP Semiconductors N.V. such that each of them holds directly, or indirectly through a separate Luxembourg holding company, shares of its common stock. At the same time, KASLION Holding B.V. ceased to hold shares of common stock of NXP Semiconductors N.V. In connection with this restructuring, the members of the Private Equity Consortium, Philips and the Management Foundation (together, the "Existing Shareholders") entered into a new shareholders' agreement among themselves, which replaced the shareholders' agreement entered into on September 29, 2006. We are not a party to the new shareholders' agreement.

Intellectual Property Transfer and License Agreement

The Intellectual Property Transfer and License Agreement dated September 28, 2006, which we refer to as the "IP Agreement", governs the licensing of certain intellectual property from Philips to us and from us to Philips. Under the terms of this agreement, Philips assigned to us approximately 5,300 patent families. The IP Agreement also provides for certain design and processing requirements with respect to a very limited number of patents, the so-called phase change memory patents, which provide that if we fail to exploit these patents within five years, we must reassign them to Philips. If we are required to re-assign patents, we will receive a non-transferable, royalty-free irrevocable license to use such patents following the re-assignment.

In addition to assigning patents to us, Philips has granted us a non-exclusive, royalty-free and irrevocable license to all patents that Philips held but did not assign to us, to the extent that they were entitled to the benefit of a filing date prior to the separation between us and Philips and for which Philips was free to grant licenses to third parties without the consent of or accounting to any third party other than an entity owned or controlled by Philips or us and to certain know-how that was available to us, where such patents and know-how relate: (1) to our products and technologies, as of September 29, 2006, as well as successor products and technologies, (2) to technology that was developed for us prior to the separation between us and Philips, and (3) to technology developed pursuant to contract research work co-funded by us. Philips has also granted us a non exclusive, royalty free and irrevocable license (1) under certain patents for use in giant magneto-resistive devices outside the field of healthcare and bio applications, and (2) under certain patents relevant to polymer electronics resulting from contract research work co-funded by us in the field of radio frequency identification tags. This license is subject to exclusions. The license does not cover (1) patents which are necessary for the implementation of an adopted standard, (2) patents which as of September 29, 2006, were used or will be used by Philips in industry-wide licensing programs of which Philips has informed us in writing, (3) patents and know-how relating to 3D applications, or (4) unless originating from work co-funded by us or generated by our employees, patents for solid state lighting applications. The license is non-transferable (although divested companies will have an option, under certain circumstances, to enter into a new license agreement with Philips) but includes certain rights to grant sublicenses and to have products made by third party manufacturers ("have-made rights"). The license is subject to certain prior commitments and prior undertakings. In return, we granted Philips a non-exclusive, royalty-free, irrevocable license under all patents and know-how that Philips assigned and transferred to us under the IP Agreement. This license is non-transferable and includes specified sub-license and have-made rights. In particular Philips has been granted the right to have products made by third party manufacturers, solely for the account of, and use or resale by, Philips. Philips also has the right to grant sub-licenses for (a) integrated circuits and discretes, miniature loudspeakers, kits or RF front-end solutions and other products, (b) for features that are designed by or exclusively for Philips, (c) to third party manufacturers, that have obtained a right to make products for Philips for the duration of such manufacturer delivering such products to Philips, enabling such manufacturer to supply such products to third parties for the same applications as used by Philips after expiration of the lead times as agreed between Philips and the supplier. Philips is furthermore entitled to grant sub-licenses (1) to third parties insofar as necessary to enable primarily technology co-operations and to license software to third parties other than customers, (2) to third parties, with whom Philips or any of its associated companies has entered or will enter into cross-license agreements and to which we or any of our associated companies become a party and (3) insofar as necessary for the sale or licensing, directly or indirectly, of services, software and/or IP blocks by Philips.

Philips has granted us a non-transferable, non-exclusive, royalty-free, irrevocable license to use any software retained by it within the scope of our business to the extent such software was available to us at the closing of our separation and to the extent necessary for the sale of existing products supplied by us at the time of the separation. This license includes the right to modify and create derivative works and the right to grant sublicenses in the context of, and to the extent necessary for, the marketing or supplying of certain products supplied by us on the date of the closing of our separation. In return, we have granted Philips a cross-license with respect to all software rights that Philips has assigned or transferred to us.

Under the IP Agreement, Philips has also assigned to us certain copyrights, know-how, trademarks and domain names as well as certain patent license and patent ownership agreements. The copyrights assigned include all copyrights relating to integrated circuits and discrete semiconductors, miniature loudspeakers, kits and radio frequency front-end solutions that historically have been marketed by or developed by, or exclusively for, our business and any drawings and documentation relating to such products. The business know-how assigned includes know-how that originated within Philips but is used or intended to be used primarily within our business. The trademarks and domain names assigned include Nexperia® and TriMedia®.

In accordance with the IP Agreement, we have ceased using the term "Philips" as a brand name or trade name without Philips' consent. This includes the use of the Philips trademark and logo, and any derivative or combination mark. We are, however, permitted under certain circumstances to use the tag "founded by Philips" in accordance with Philips' guidelines for a period of five years after our separation from Philips. This period lapsed in September 2011.

Secondary Offering

On March 31, 2011, certain of our stockholders offered 30 million shares of our common stock, priced at $30.00 per share. The offering's underwriters' 30-day option to purchase up to 4,431,000 additional shares of common stock at the secondary offering price was fully exercised on March 31, 2011. The Company did not receive any proceeds from this secondary offering. The settlement date for the offering was April 5, 2011.

Other

We have a number of strategic alliances and joint ventures. We have relationships with certain of our alliance partners in the ordinary course of business whereby we enter into various sale and purchase transactions, generally on terms comparable to transactions with third parties. However, in certain instances upon divestment of former businesses where we enter into supply arrangements with the former owned business, sales are conducted at cost. The only material alliance partner with whom we have entered into transactions is Trident.

The following table presents the amounts related to revenue and expenses incurred in transactions with these related parties:

	$000,000	$000,000	$000,000
	2009	2010	2011
Revenue	25	292	133
Purchase of goods and services	98	139	137

The following table presents the amounts related to accounts receivable and payable balances with these related parties:

	$000,000	$000,000
	2010	2011
Receivables (net)	19	20
Payables	20	38

On September 7, 2010, Philips Pension Trustees Limited purchased Philips' 42,715,650 shares of common stock in the Company ("Transfer Shares") in a private transaction. In a subsequent private transaction, on October 29, 2010, PPTL Investment LP purchased the Transfer Shares from Philips Pension Trustees Limited by way of a transfer agreement, to which also Philips is a party ("Amended Transfer Agreement"). PPTL Investment LP acquired the Transfer Shares for the purpose of owning and managing such assets as may be contributed to Philips Pension Trustees Limited. In the secondary offering of shares of common stock in the Company, consummated on April 5, 2011, PPTL Investment LP sold 7,182,436 shares of common stock. In addition, on July 6, 2011, PPTL Investment LP entered into a sales plan with a broker in order to enable the disposition of up to 2.5 million shares of common stock within a three-month period and on November 1, 2011, it entered into a sales plan to dispose of up to 2,515,915 shares of common stock in a three-month period. On February 17, 2012, PPTL Investment LP entered into a sales plan with a broker in order to enable the disposition of up to 4,940,316 shares of common stock within a three-month period.

Since October, 2006 selected members of our management purchased approximately 550,000 rights to common shares of the Company. These rights to shares have been purchased at a price estimated to be fair market value and in the aggregate represent a beneficial interest in the Company of approximately 0.25%. In March 2011, these rights to shares have been converted to shares of common stock and are freely tradable as of the conversion.

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-Based Compensation [Abstract]
Share-Based Compensation

34 Share-based compensation

We record share-based compensation arrangements in accordance with ASC 718 "Compensation—Stock Compensation". All share-based payments, including grants of stock options, performance share units, restricted share units and equity rights are recognized in our consolidated financial statements based upon their respective grant date fair value.

Share-based compensation plans for employees were introduced in 2007. Subsequent to becoming a listed company in August 2010, the Company introduced additional share-based compensation plans for eligible employees since November 2010. The plans introduced since November 2010 are referred to as the "Post-IPO Plans" and the plans introduced prior to November 2010 are referred to as the "Pre-IPO Plans".

Post-IPO Plan

After NXP Semiconductors N.V. became a publicly listed company in August 2010, additional share-based payment programs were launched since November 2010. Under these programs performance shares, stock options and restricted shares were granted to eligible employees. The options have a strike price equal to the closing share price on the grant date. The fair value of the options has been calculated with the Black-Scholes-Merton formula, using the following assumptions:

•

an expected life of 6.25 years, calculated in accordance with the guidance provided in SEC Staff bulletin No. 110 for plain vanilla options using the simplified method, as given our equity shares have been publicly traded for only a limited period of time we do not have sufficient historical exercise data;

•	a risk-free interest rate varying from 1.2% to 2.78% (2010 grant 1.67%);

•	no expected dividend payments; and

•	a volatility of 45% based on the volatility of a set of peer companies. Peer company data has been used given the short period of time our shares have been publicly traded.

Changes in the assumptions can materially affect the fair value estimate.

The requisite service period for the stock options is 4 years and for performance share units and restricted share units this is 3 years.

A charge of $17 million was recorded in 2011 for Post-IPO Plans (2010: $2 million).

A summary of the status of NXP Semiconductor's Post-IPO stock options and share rights and changes during 2011 and 2010 is presented below.

Stock options

	2010		2011
	Stock options	Weighted average exercise price in USD	Stock options	Weighted average exercise price in USD
Outstanding at January 1	—	—	3,749,932	13.27
Granted	3,749,932	13.27	4,045,537	17.35
Exercised	—	—	(71,542)	13.27
Forfeited	—	—	(357,019)	13.65

Outstanding at December 31	3,749,932	13.27	7,366,908	15.49

The weighted average grant date fair value of stock options per share granted in 2011 was $7.81 (2010: $6.04).

The intrinsic value of the exercised options was $0.3 million, whereas the amount received by NXP was $1 million.

The number of vested stock options at December 31, 2011 is 853,732 (2010 was nil).

At December 31, 2011, there was a total of $38 million of unrecognized compensation cost related to non-vested stock options. This cost is expected to be recognized over a weighted-average period of 3.5 years (2010: 3.8 years).

The outstanding options issued under the Post-IPO Plans are categorized by exercise price as follows:

USD-denominated

Year granted	Exercise price	Shares	Intrinsic value in millions	Weighted average remaining contractual term
2011	25.01	86,492	—	9.1
2011	31.81	65,330	—	9.3
2011	19.78	95,303	—	9.6
2011	16.84	3,791,052	—	9.8
2010	13.27	3,328,731	$7	8.8

The aggregate intrinsic value in the tables and text above represents the total pretax intrinsic value (the difference between the Company's closing stock price on the last trading day of 2011 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders if the options had been exercised on December 31, 2011.

Performance share units

	2010		2011
	Shares	Weighted average grant date fair value in USD	Shares	Weighted average grant date fair value in USD
Outstanding at January 1	—	—	846,819	13.27
Granted	846,819	13.27	987,225	17.38
Vested	—	—	(249,962)	13.27
Forfeited	—	—	(96,933)	13.27

Outstanding at December 31	846,819	13.27	1,487,149	16.00

The weighted average grant date fair value of performance share units granted in 2011 was $17.38 (2010: $13.27). The number of vested performance share units at December 31, 2011 is 249,962 (2010 was nil). The fair value of the performance share units at the time of vesting was $4 million.

At December 31, 2011, there was a total of $19 million of unrecognized compensation cost related to non-vested performance share units. This cost is expected to be recognized over a weighted-average period of 2.5 years.

Restricted share units

	2010		2011
	Shares	Weighted average grant date fair value in USD	Shares	Weighted average grant date fair value in USD
Outstanding at January 1	—	—	1,283,295	13.27
Granted	1,283,295	13.27	1,571,236	17.52
Vested	—	—	(400,835)	13.27
Forfeited	—	—	(92,890)	13.81

Outstanding at December 31	1,283,295	13.27	2,360,806	16.08

The weighted average grant date fair value of restricted share units granted in 2011 was $17.52 (2010: $13.27). The number of vested restricted share units at December 31, 2011 is 400,835 (2010 was nil). The fair value of the restricted share units at the time of vesting was $7 million.

At December 31, 2011, there was a total of $31 million of unrecognized compensation cost related to non-vested restricted share units. This cost is expected to be recognized over a weighted-average period of 2.5 years.

Pre-IPO Plans

Under these plans, stock options were issued to certain employees of the Company. In addition, certain members of our management have the right to purchase depository receipts of shares of common stock of NXP Semiconductors N.V. upon exercise and payment of the exercise price, after these rights have vested and only upon a sale of shares by the Private Equity Consortium or upon a change of control (in particular, the Private Equity Consortium no longer jointly holding at least 30% of our common stock). In addition, exercise of stock options is also contingent upon a sale of shares by the Private Equity Consortium or upon a change of control as defined above.

The exercise prices of stock options granted in 2007 and 2008 range from €20.00 to €50.00 after taking into account the reverse stock split in August, 2010. Also, equity rights were granted to certain non-executive employees containing the right to acquire our shares of common stock for no consideration after the rights have vested and upon a change of control (in particular, the Private Equity Consortium no longer jointly holding 30% of our common stock).

Since none of our stock options, equity rights or shares of common stock were traded on any stock exchange until August 2010, and exercise is dependent upon certain conditions, employees can receive no value nor derive any benefit from holding these options or rights without the fulfillment of the conditions for exercise. We have concluded that the fair value of the share-based payments could best be estimated by the use of a binomial option-pricing model because such model takes into account the various conditions and subjective assumptions that determine the estimated value. In addition to the estimated value of the Company based on projected cash flows, the assumptions used were:

•

Expected life of the options and equity rights is calculated as the difference between the grant dates and an exercise triggering event not before the end of 2011. For the options granted under the Pre-IPO Plans, expected lives varying from 4.25 to 3 years have been assumed;

•	Risk-free interest rate, varying from 4.1% to 1.6%;

•	Expected asset volatility, varying from 27% to 38% (based on the average volatility of comparable companies over an equivalent period from valuation date to exit date);

•	Dividend pay-out ratio of nil;

•	Lack of marketability discounts of 26% to 35%;

•

The Business Economic Value of the Company based on projected discounted cash flows as derived from our business plan for the next 3 years, extrapolated until 2021 with 3% terminal growth rates (the discount factor was based on a weighted average cost of capital of 12.4%).

Because the options and rights are not traded, an option-based approach (the Finnerty model) was used to calculate an appropriate discount for lack of marketability. The expected life of the options and rights is an estimate based on the time period private equity on average takes to liquidate its investment. The volatility assumption has been based on the average volatility of comparable companies over an equivalent period from valuation date to exit date.

In May 2009, we executed a stock option exchange program for stock options granted up till that date, and which were estimated to be deeply out of the money. Under this stock option exchange program, stock options with new exercise prices, different volumes and, in certain cases, revised vesting schedules, were granted to eligible individuals, in exchange for their owned stock options. By accepting the new stock options all stock options (vested and unvested) owned by the eligible individuals were cancelled. The number of employees eligible for and affected by the stock option exchange program was approximately 120. Since May 2009, stock options have been granted to eligible individuals under the revised stock options program. The exercise prices of these stock options ranged from €2.00 to €40.00. No modifications occurred with respect to the equity rights of the non-executive employees.

In accordance with the provisions of ASC 718, the unrecognized portion of the compensation costs of the cancelled options continues to be recognized over their remaining requisite vesting period. For the replacement options the incremental compensation costs are determined as the difference between the fair value of the cancelled options immediately before the grant date of the replacement options and the fair value of these replacement options at the grant date. This incremental compensation cost will be recognized over a weighted average period of 2.0 years.

A charge of $14 million was recorded in 2011 (2010: $10 million, 2009: $19 million) for Pre-IPO Plans, of which $6 million related to incremental compensation costs for the modified stock option scheme (2010: $6 million; 2009 $2 million).

The requisite service period for stock options is 4 years.

The following table summarizes the information about outstanding NXP Semiconductor's Pre-IPO stock options and changes during 2010 and 2011.

Stock options

	2010		2011
	Stock options	Weighted average exercise price in EUR	Stock options	Weighted average exercise price in EUR
Outstanding at January 1	18,967,153	23.60	18,050,123	23.30
Granted	1,255,977	22.60	—	—
Exercised	—	—	(1,051,993)	6.61
Forfeited	(2,173,007)	25.51	(869,934)	22.08

Outstanding at December 31	18,050,123	23.30	16,128,196	24.46

The exercise prices range from €2.00 to €50.00

The intrinsic value of exercised options was $19 million, whereas the amount received by NXP was $9 million.

The number of vested options at December 31, 2011 was 12,194,166 (2010: 12,092,954 vested options) with a weighted average exercise price of €25.78 (2010: €15.19 weighted average exercise price).

Upon completion of the secondary offering on April 5, 2011, in total up to 22% of the options under the Pre-IPO Plans became exercisable, subject to the applicable laws and regulations.

Weighted average fair value in EUR
Weighted average grant-date fair value in euro of options granted during:
2010	1.20
2009	1.80

None of the options will expire as a result of exceeding the maximum contractual term because such maximum term is not applicable.

The outstanding options issued under the Pre-IPO plans are categorized by exercise prices as follows:

EUR-denominated

exercise price	Shares	Intrinsic value in millions
2.00 – 9.50	1, 621,567	20
15.00	5,417,961	—
20.00	1,479,889	—
30.00	3,173,527	—
40.00	3,714,612	—
50.00	720,640	—

	16,128,196	20

The aggregate intrinsic value in the tables and text above represents the total pretax intrinsic value (the difference between the Company's closing stock price on the last trading day of 2011 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders if the options had been exercised on December 31, 2011.

At December 31, 2011, a total of $4 million of unrecognized compensation cost related to non-vested stock options. This cost is expected to be recognized over a weighted-average period of 1 year.

A summary of the status of NXP Semiconductors' Pre-IPO equity rights and changes during 2011and 2010 is presented below. All equity rights have an exercise price of nil.

Equity rights

	2010		2011
	Shares	Weighted average grant date fair value in EUR	Shares	Weighted average grant date fair value in EUR
Outstanding at January 1	603,282	8.40	472,742	9.13
Granted	—	—	—	—
Exercised	—	—	—	—
Forfeited	(130,540)	5.80	(28,347)	5.80

Outstanding at December 31	472,742	9.13	444,395	9.34

In 2011 and 2010 there were no new equity rights issued. The number of vested equity rights at December 31, 2011 was 444,395 (December 31, 2010: 218,740).

At December 31, 2011, no amount of unrecognized compensation cost related to non-vested equity rights remains.

None of the equity rights are currently exercisable and none of the equity rights will expire as a result of exceeding the maximum contractual term because such maximum term is not applicable to these instruments.

Cash And Cash Equivalents	12 Months Ended
Dec. 31, 2011
Cash And Cash Equivalents [Abstract]
Cash And Cash Equivalents

35 Cash and cash equivalents

At December 31, 2011, our cash balance was $743 million (2010: $898 million), of which $261 million (2010: $338 million) was held by SSMC, our joint venture company with TSMC. A portion of this cash can be distributed by way of dividend to us, but 39% of the dividend will be paid to our joint venture partner as well. In 2011, there was a dividend distribution from SSMC amounting to $170 million of which $66 million was paid to TSMC.

Assets Received In Lieu Of Cash From The Sale Of Businesses	12 Months Ended
Dec. 31, 2011
Assets Received In Lieu Of Cash From The Sale Of Businesses [Abstract]
Assets Received In Lieu Of Cash From The Sale Of Businesses

36 Assets received in lieu of cash from the sale of businesses

In 2010, shares in Trident were obtained by our wholly-owned subsidiary NXP B.V. upon completion of the transaction to sell the digital television and set-top-box business to Trident Microsystems, Inc. (valued at $177 million, based on the quoted market price at the transaction date).

In 2009, shares and options were obtained upon completion of the strategic alliance with Virage Logic Corporation ($15 million).

Fair Value Of Financial Assets And Liabilities	12 Months Ended
Dec. 31, 2011
Fair Value Of Financial Assets And Liabilities [Abstract]
Fair Value Of Financial Assets And Liabilities

37 Fair value of financial assets and liabilities

The estimated fair value of financial instruments has been determined by the Company using available market information and appropriate valuation methods. The estimates presented are not necessarily indicative of the amounts that the Company could realize in a current market exchange or the value that will ultimately be realized by the Company upon maturity or disposal. The use of different market assumptions and/or estimation methods may have a material effect on the estimated fair value amounts.

ASC 820 "Fair Value Measurements" requires quantitative disclosure for financial assets and liabilities that are measured at fair value on a recurring basis. In the table below under the column captioned "Fair value hierarchy", the indicated level explains how fair value measurements have been arrived at.

•	Level 1 measures fair value based on quoted prices in active markets for identical assets or liabilities;

•	Level 2 measures fair value based on significant other observable inputs such as quoted prices for similar assets or liabilities in markets, observable interest rates or yield curves, etc.;

•	Level 3 measures of fair value are based on unobservable inputs such as internally developed or used techniques.

		December 31, 2010		December 31, 2011
	Fair value hierarchy1)	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Assets:
Other financial assets2)	2	19	19	17	17
Derivative instruments-assets2)	2	4	4	2	2

Liabilities:
Short-term debt	2	(423)	(423)	(52)	(52)
Long-term debt (bonds)	1	(4,104)	(4,361)	(3,122)	(3,296)
Long-term debt (bonds) 3 )	2	—	—	(606)	(609)
Other long-term debt	2	(24)	(24)	(19)	(19)
Derivative instruments-liabilities2)	2	(6)	(6)	(3)	(3)

1)	Transfers between the levels of fair value hierarchy are recognized when a change in circumstances would require it. There were no transfers during the reporting periods presented in the table above.
2)	Represent assets and liabilities measured at fair value on a recurring basis.
3)	Represent bonds which are privately held (floating rate secured notes 2016).

For the fair value measurements of pension plan assets, and projected benefit obligations under these defined benefit plans see note 24, "Pensions".

The following methods and assumptions were used to estimate the fair value of financial instruments:

Other financial assets

For other financial assets, fair value is based upon significant other observable inputs depending on the nature of the other financial asset.

Debt

The fair value is estimated on the basis of the quoted market prices for certain issues, or on the basis of discounted cash flow analyses based upon the incremental borrowing rates for similar types of borrowing arrangements with comparable terms and maturities. Accrued interest is included under accounts payable and not within the carrying amount or estimated fair value of debt.

Other Financial Instruments, Derivatives And Currency Risk	12 Months Ended
Dec. 31, 2011
Other Financial Instruments, Derivatives And Currency Risk [Abstract]
Other Financial Instruments, Derivatives And Currency Risk

38 Other financial instruments, derivatives and currency risk

The Company does not purchase or hold financial derivative instruments for trading purposes. Assets and liabilities related to derivative instruments are disclosed in note 16, "Other current assets" and note 22, "Accrued liabilities". Currency fluctuations may impact the Company's financial results. The Company has a structural currency mismatch between costs and revenue, as a high proportion of its production, administration and research and development costs is denominated in euro while a higher proportion of its revenue is denominated in U.S. dollars or U.S. dollar-related currencies. In addition, the U.S. dollar-denominated debt held by our Dutch subsidiary which has a euro functional currency may generate adverse currency results in income as well depending on the exchange rate movement between the euro and U.S. dollar.

The Company's transactions are denominated in a variety of currencies. The Company uses financial instruments to reduce its exposure to the effects of currency fluctuations. The Company generally hedges foreign currency exposures in relation to transaction exposures, such as receivables/payables resulting from such transactions and part of anticipated sales and purchases. The Company generally uses forwards to hedge these exposures.

Changes in the fair value of foreign currency accounts receivable/payable as well as changes in the fair value of the hedges of accounts receivable/payable are reported in the statement of operations under cost of revenue. Cash flow hedge accounting for foreign currency risk is not applied. In addition, the U.S. dollar-denominated debt held by our Dutch subsidiary with functional currency euro which may generate adverse currency results in our financial income and expenses, has been partly mitigated by the application of net investment hedge accounting. In accordance with the provisions in ASC 815, "Derivatives and Hedging", the Company has begun to apply net investment hedging since May 2011. The U.S. dollar exposure of our net investment in U.S. dollar functional currency subsidiaries of $1.7 billion has been hedged by our U.S. dollar denominated bonds. These instruments are assumed to be highly effective. Foreign currency gains or losses on these U.S. dollar bonds that are recorded in a euro functional currency entity that are designated as, and to the extent they are effective, as, a hedge of the net investment in our U.S. dollar foreign entities are reported as a translation adjustment in other comprehensive income within equity, and offset in whole or in part the foreign currency changes to the net investment that are also reported in other comprehensive income.

Derivative instruments relate to

•	hedged balance sheet items,

•	hedged anticipated currency exposures with a duration of up to 12 months.

The fair value of our derivative assets at the end of 2011 amounted to $2 million (2010: $4 million) whereas the fair value of our derivative liabilities amounted to $3 million (2010: $6 million) and are included in other current assets and accrued liabilities, respectively, in the consolidated balance sheets.

Currency risk

A higher proportion of our revenue is in U.S. dollars or U.S. dollar-related currencies, compared to our costs. Accordingly, our results of operations may be affected by changes in foreign currency exchange rates, particularly between the euro and U.S. dollar. A strengthening of the euro against U.S. dollar during any reporting period will reduce operating income of the Company.

It is the Company's policy that transaction exposures are hedged. Accordingly, the Company's organizations identify and measure their exposures from transactions denominated in other than their own functional currency.

We calculate our net exposure on a cash flow basis considering balance sheet items, actual orders received or made and anticipated revenue and expenses.

Committed foreign currency exposures are required to be fully hedged using forward contracts. The net exposures related to anticipated transactions are hedged with a combination of forward transactions up to a maximum tenor of 12 months and a cash position in both euro and U.S. dollar. The U.S. dollar bonds serve as a hedge on the U.S. dollar net investment basis held by the euro functional currency entity to align the accounting with the economic reality. The Company has applied net investment hedging since May, 2011. The U.S. dollar exposure of the net investment in U.S. dollar functional currency subsidiaries of $1.7 billion has been hedged by our U.S. dollar-denominated notes. As a result in 2011 a charge of $203 million was recorded in other comprehensive income, relating to the foreign currency result on the U.S. dollar notes that are recorded in a euro functional currency entity. Absent the application of net investment hedging this amount would have been recorded as a loss within financial income (expense) in the consolidated statement of operations. No amounts resulting from ineffectiveness of net investment hedge accounting were recognized in the consolidated statement of operations in 2011.

The table below outlines the foreign currency transactions outstanding per December 31, 2011:

($ in millions)	Aggregate Contract Amount buy/(sell)(1)	Weighted Average Tenor (in months)	Currency Risk
Foreign currency forward contracts(1) (2) :

U.S. dollar / Euro	6.6	1.4	(1.0)
Pound Sterling / U.S. dollar	8.2	2.6	(0.2)
Pound Sterling / Euro	4.0	1.4	0.0
Japanese Yen / Euro	9.5	1.1	0.0
Singapore dollar / U.S. dollar	23.5	2.4	(0.3)
Taiwan dollar / U.S. dollar	20.0	1.2	(0.0)
Thai Baht / U.S. dollar	4.0	0.2	(0.0)
Singapore dollar / Euro	2.0	1.4	0.0
Swiss franc / Euro	0.8	1.4	0.0
Japanese Yen / U.S. dollar	0.3	0.4	0.0
Indian Rupee / U.S. dollar	0.2	1.8	0.0

(1)	U.S. dollar equivalent
(2)	Excluding the fair value of short-term liquidity swap transactions which were not material

Interest rate risk

The Company has significant outstanding debt, which creates an inherent interest rate risk. On October 12, 2006, the Company issued several series of notes with maturities ranging from 7 to 9 years and a mix of floating and fixed rates. Through a combination of several private and open market transactions the long-term debt level was reduced during 2009. We also did a private offer to exchange existing unsecured and secured notes for new U.S. dollar and euro-denominated super priority notes. In 2011, our long-term debt level decreased by $381 million through various long term debt financing transactions, open market transactions and exchange rate differences. All outstanding 2014 Dollar Fixed Rate Notes were redeemed for $362 million.

A covenant term loan due in 2017 was issued for $500 million whereas $100 million of 2013 Dollar Floating Rate Secured Notes together with €143 million of 2013 Euro Floating Rate Secured Notes were redeemed. Several open market transactions led to a reduction in principal amount of: Euro denominated Senior Notes 2015 of €32 million, U.S. dollar denominated Senior Notes 2015 of $96 million and U.S. dollar denominated Senior Secured Notes 2018 of $78 million.

In a private transaction, $615 million of Floating Rate Secured Notes 2016 were issued in exchange for €202 million of Euro Floating Rate Secured Notes 2013, $257 million of USD Floating Rate Secured Notes 2013 and cash consideration of $71 million, the latter which has been used in combination with cash to redeem $76 million of USD Floating Rate Secured Notes 2013.

A second covenant term loan due in 2017 for $500 million was issued and used to redeem $275 million of USD Floating Rate Secured Notes 2013 and €150 million of EUR Floating Rate Secured Notes 2013

The euro and U.S. dollar-denominated notes outstanding on December 31, 2011 represent 13% and 87%, respectively, of the total notes outstanding.

The following table summarizes the outstanding notes as of December 31, 2011:

	Principal amount*	Fixed/ floating	Current coupon rate	Maturity date
Super Priority Notes	€29	Fixed	10.0%	2013
Super Priority Notes	$221	Fixed	10.0%	2013
Senior Secured Notes	$922	Fixed	9.75%	2018
Senior Secured Notes	$615	Floating	5.93%	2016
Senior Secured Notes	€142	Floating	4.32%	2013
Senior Secured Notes	$58	Floating	3.15%	2013
Senior Notes	€203	Fixed	8.63%	2015
Senior Notes	$510	Fixed	9.50%	2015
2017 Term Loan Tranche 1	$496	Floating	4.50%	2017
2017 Term Loan Tranche 2	$499	Floating	5.50%	2017

*	amount in millions

A sensitivity analysis in relation to our long-term debt shows that if interest rates were to increase by 1% from the level of December 31, 2011 with all other variables held constant, the annualized interest expense would increase by $14 million. If interest rates were to decrease by 1% from the level of December 31, 2011 with all other variables held constant, the annualized interest expense would decrease by $9 million. This impact is based on the outstanding debt position as of December 31, 2011.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

39 Subsequent events

On February 16, 2012, we announced that our subsidiaries, NXP B.V. and NXP Funding LLC, entered into the 2019 Term Loan. The transaction is scheduled to fund on or before March 19, 2012. This new long-term debt has a seven year maturity, has a margin of 4% above LIBOR, with a LIBOR floor of 1.25%, and was priced at 98.5% of par. The covenants of the 2019 Term Loan are substantially the same as those contained in our 2017 Terms Loans. We intend to use the proceeds from the 2019 Term Loan, together with available borrowing capacity under the Revolving Credit Facility, to redeem all of our outstanding euro-denominated 8 5/8% Senior Notes due October 2015 and U.S. dollar-denominated 9 1/2% Senior Notes due October 2015, for a total amount of approximately $775 million.

On January 4, 2012, Trident Microsystems, Inc., of which we currently hold 57% of the stock, filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Although the outcome of the procedure is difficult to determine at this date, it has been announced that Trident and Entropic Communications Inc. ("Entropic") have reached an agreement on the sale of Trident's set-top-box business (which constituted part of the consideration we used to purchase its common stock) to Entropic. At this time, the long-term impact to revenue associated with manufacturing services provided and goods supplied by NXP to Trident group companies, and potentially to Entropic, is not known.